Forest City Enterprises, Inc.
Supplemental Package
Years Ended January 31, 2007 and 2006

Forest City Enterprises, Inc. and Subsidiaries
Years Ended January 31, 2007 and 2006
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	5
Comparable Net Operating Income (NOI)	6
Comparable NOI Detail	7-8
Reconciliation of NOI to Net Earnings	9-10
Lease Expirations Schedules	11-12
Schedules of Significant Tenants	13-14
Development Pipeline	15-17

Supplemental Financial Information
Mortgage Financings	18
Scheduled Maturities Table	19-20
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	21-22
Consolidated Earnings Information	23-26
Investments in and Advances to Affiliates	27-28
Real Estate and Related Nonrecourse Mortgage Debt	29-30
Forest City Rental Properties Corporation
Consolidated Balance Sheet Information	31-32
Consolidated Earnings Information	33-34
Real Estate Activity	35-38
Results of Operations Summary	39-41
Reconciliation of Net Earnings to EBDT	42-43
Summary of EBDT	44-55
Property Listing	56-66
This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of the Company’s Form 10-K for the year ended January 31, 2007 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, risks associated with an investment in a professional sports franchise, the rate revenue increases versus the rate of expense increases, as well as other risks listed from time to time in the Company’s reports filed with the United States Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental property, including upscale and middle-market apartments, adaptive re-use developments and supported-living communities. Additionally, the Residential Group develops for-sale condominium projects and also owns, develops and manages military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. Real Estate Groups are the combined Commercial and Residential Groups. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. The Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, is a reportable segment of the Company.
We have approximately $9.0 billion of assets in 26 states and the District of Columbia at January 31, 2007. Our core markets include New York City/Philadelphia metropolitan area, Denver, Boston, Greater Washington D.C./Baltimore metropolitan area, Chicago and California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 75 percent of the cost of our real estate portfolio at January 31, 2007. We have offices in Boston, Chicago, Denver, Los Angeles, New York City, San Francisco, Washington, D.C., and our corporate headquarters are in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with the Company’s Form 10-K for the year ended January 31, 2007. This supplemental package contains certain measures prepared in accordance with the generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties on pages 56-66.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 41-43 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about the operating performance of our Company. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the fiscal years ended January 31, 2007 and 2006.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 41), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 7-10 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 44-55.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2007 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Thomas G. Smith
Executive Vice President,
Chief Financial Officer and Secretary
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data — January 31, 2007 and 2006
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	January 31, 2007	January 31, 2007	January 31, 2006	January 31, 2006

Retail
Comparable	94.6%	94.6%	94.7%	93.5%
Total	93.6%	93.8%	94.0%	93.1%
Office
Comparable	93.4%	93.0%	92.5%	92.8%
Total	90.1%	91.3%	92.6%	92.9%
Residential
Comparable	93.9%	95.1%	94.4%	93.4%
Total	91.4%	91.4%	91.6%	89.2%
Hotels
Comparable and Total (1)		69.1%		67.2%
Comparable ADR and Total ADR (1)		$143.47		$133.87
Retail and office occupancy as of January 31, 2007 and 2006 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of January 31, 2007 and 2006 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of January 31, 2007 and 2006 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2006 and 2005 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the year ended January 31, 2007 and 2006.

(1) Total Hotel Average Occupancy Year-to-Date and Total ADR for January 31, 2006 have been restated to exclude the Hilton Times
Square and Embassy Suites Hotel which were sold during the year ended January 31, 2007.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on pages 2-3 to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both the year ended January 31, 2007 and 2006. The following schedules on pages 7-8 present comparable NOI for each of our major product lines, as well as the strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 9-10. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 44-55.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended		Year Ended
	January 31, 2007		January 31, 2007
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	8.5%	4.0%	6.6%	4.9%

Office	0.7%	2.4%	2.3%	2.5%

Hotel	62.4%	52.0%	22.0%	19.3%

Residential	8.4%	4.7%	8.4%	6.5%

Total	6.5%	4.7%	5.7%	4.9%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended January 31, 2007					Three Months Ended January 31, 2006					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full		Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$52,403	$5,684	$806	$—	$47,525	$48,307	$5,556	$2,943	$—	$45,694	8.5%	4.0%

Total	63,517	2,933	4,273	186	65,043	52,036	5,730	3,007	925	50,238

Office Buildings
Comparable	43,612	4,868	1,334	—	40,078	43,319	5,366	1,201	—	39,154	0.7%	2.4%

Total	43,651	2,348	1,261	—	42,564	43,251	5,095	1,061	—	39,217

Hotels
Comparable	3,418	—	491	—	3,909	2,105	—	467	—	2,572	62.4%	52.0%

Total	3,418	—	491	(405)	3,504	2,105	—	467	5,286	7,858

Earnings from Commercial Land Sales	18,989	1,556	395	—	17,828	30,241	16,285	—	—	13,956

Development Fees	160	64	—	—	96	2,897	1,159	—	—	1,738

Other	(9,584)	2,579	42	—	(12,121)	(5,559)	(459)	(321)	—	(5,421)

Total Commercial Group
Comparable	99,433	10,552	2,631	—	91,512	93,731	10,922	4,611	—	87,420	6.1%	4.7%

Total	120,151	9,480	6,462	(219)	116,914	124,971	27,810	4,214	6,211	107,586

Residential Group
Apartments
Comparable	23,178	620	6,256	—	28,814	21,389	584	6,726	—	27,531	8.4%	4.7%

Total	43,241	1,215	8,373	1,816	52,215	18,454	1,440	8,454	2,712	28,180

Military Housing
Comparable	—	—	—	—	—	—	—	—	—	—

Total	5,577	—	144	—	5,721	2,567	—	38	—	2,605

Total Real Estate Groups
Comparable	122,611	11,172	8,887	—	120,326	115,120	11,506	11,337	—	114,951	6.5%	4.7%

Total	168,969	10,695	14,979	1,597	174,850	145,992	29,250	12,706	8,923	138,371

Land Development Group	46,777	2,269	130	—	44,638	32,184	2,128	162	—	30,218

The Nets	(619)	—	1	—	(618)	(7,537)	—	1,000	—	(6,537)

Corporate Activities	(10,436)	—	—	—	(10,436)	(10,469)	—	—	—	(10,469)

Grand Total	$204,691	$12,964	$15,110	$1,597	$208,434	$160,170	$31,378	$13,868	$8,923	$151,583

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Year Ended January 31, 2007					Year Ended January 31, 2006					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full		Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$189,225	$20,745	$8,452	$—	$176,932	$177,580	$20,545	$11,590	$—	$168,625	6.6%	4.9%

Total	213,220	16,926	13,091	1,994	211,379	186,787	18,437	11,950	2,647	182,947

Office Buildings
Comparable	176,097	21,073	4,594	—	159,618	172,071	20,811	4,413	—	155,673	2.3%	2.5%

Total	174,880	18,764	4,365	—	160,481	173,319	21,694	4,025	—	155,650

Hotels
Comparable	14,421	—	1,947	—	16,368	11,819	—	1,899	—	13,718	22.0%	19.3%

Total	14,421	—	1,947	10,715	27,083	11,819	—	1,899	21,766	35,484

Earnings from Commercial Land Sales	37,143	2,684	641	—	35,100	67,990	18,390	—	—	49,600

Development Fees	879	352	—	—	527	10,614	4,247	—	—	6,367

Other	(28,997)	6,768	145	—	(35,620)	(17,466)	3,011	(214)	—	(20,691)

Total Commercial Group
Comparable	379,743	41,818	14,993	—	352,918	361,470	41,356	17,902	—	338,016	5.1%	4.4%

Total	411,546	45,494	20,189	12,709	398,950	433,063	65,779	17,660	24,413	409,357

Residential Group
Apartments
Comparable	91,990	2,501	25,411	—	114,900	84,837	2,286	25,335	—	107,886	8.4%	6.5%

Total	121,188	4,082	31,766	10,390	159,262	81,101	5,050	30,552	15,261	121,864

Military Housing
Comparable	—	—	—	—	—	—	—	—	—	—

Total	12,052	—	305	—	12,357	4,763	—	1,032	—	5,795

Total Real Estate Groups
Comparable	471,733	44,319	40,404	—	467,818	446,307	43,642	43,237	—	445,902	5.7%	4.9%

Total	544,786	49,576	52,260	23,099	570,569	518,927	70,829	49,244	39,674	537,016

Land Development Group	99,056	5,055	790	—	94,791	102,002	5,704	353	—	96,651

The Nets	(14,703)	—	2,812	—	(11,891)	(24,534)	—	2,992	—	(21,542)

Corporate Activities	(41,196)	—	—	—	(41,196)	(36,192)	—	—	—	(36,192)

Grand Total	$587,943	$54,631	$55,862	$23,099	$612,273	$560,203	$76,533	$52,589	$39,674	$575,933

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Three Months Ended January 31, 2007					Three Months Ended January 31, 2006
			Plus					Plus
	Full		Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$360,379	$20,389	$145,274	$2,119	$487,383	$312,970	$44,017	$86,592	$25,372	$380,917
Exclude straight-line rent adjustment (1)	(6,995)	—	—	—	(6,995)	(6,334)	—	—	(69)	(6,403)

Adjusted revenues	353,384	20,389	145,274	2,119	480,388	306,636	44,017	86,592	25,303	374,514

Operating expenses	225,465	7,515	94,094	1,400	313,444	173,246	13,598	52,252	17,130	229,030
Add back depreciation and amortization for non-Real Estate Groups (b)	639	—	(99)	—	540	368	—	3,228	—	3,596
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	97	—	228	—	325	83	—	1,582	—	1,665
Exclude straight-line rent adjustment(2)	(2,797)	—	—	—	(2,797)	(1,349)	—	—	(577)	(1,926)
Exclude preference payment	(898)	—	—	—	(898)	—	—	—	—	—

Adjusted operating expenses	222,506	7,515	94,223	1,400	310,614	172,348	13,598	57,062	16,553	232,365

Add interest and other income	31,763	90	2,501	878	35,052	9,292	959	713	173	9,219
Add equity in earnings of unconsolidated entities	32,731	—	(29,123)	—	3,608	9,172	—	(8,957)	—	215
Add back equity method depreciation and amortization expense (see below)	9,319	—	(9,319)	—	—	7,418	—	(7,418)	—	—

Net operating income	204,691	12,964	15,110	1,597	208,434	160,170	31,378	13,868	8,923	151,583

Interest expense, including early extinguishment of debt	(83,909)	(4,650)	(15,110)	(1,093)	(95,462)	(69,954)	(6,488)	(13,868)	(9,740)	(87,074)
Gain on disposition of rental properties and other investments	—	—	—	64,641	64,641	(100)	—	—	33,722	33,622
Provision for decline in real estate	—	—	—	—	—	(1,774)	(26)	—	—	(1,748)
Depreciation and amortization — Real Estate Groups (a)	(52,154)	(3,097)	(8,867)	(14)	(57,938)	(45,756)	(2,233)	(7,080)	(3,599)	(54,202)
Amortization of mortgage procurement costs – Real Estate Groups (c)	(2,598)	(161)	(452)	(11)	(2,900)	(2,451)	(84)	(338)	(214)	(2,919)
Straight-line rent adjustment (1) + (2)	4,198	—	—	—	4,198	4,985	—	—	(508)	4,477
Preference payment	(898)	—	—	—	(898)	—	—	—	—	—
Equity method depreciation and amortization expense (see above)	(9,319)	—	9,319	—	—	(7,418)	—	7,418	—	—

Earnings before income taxes	60,011	5,056	—	65,120	120,075	37,702	22,547	—	28,584	43,739
Income tax expense	(24,284)	—	—	(25,165)	(49,449)	(4,455)	—	—	(11,049)	(15,504)

Earnings (loss) before minority interest and discontinued operations	35,727	5,056	—	39,955	70,626	33,247	22,547	—	17,535	28,235

Minority Interest	(5,056)	(5,056)	—	—	—	(22,547)	(22,547)	—	—	—

Earnings (loss) from continuing operations	30,671	—	—	39,955	70,626	10,700	—	—	17,535	28,235

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	292	—	—	(292)	—	(3,156)	—	—	3,156	—
Gain on disposition of rental properties	39,663	—	—	(39,663)	—	20,691	—	—	(20,691)	—

	39,955	—	—	(39,955)	—	17,535	—	—	(17,535)	—

Net earnings	$70,626	$—	$—	$—	$70,626	$28,235	$—	$—	$—	$28,235

(a) Depreciation and amortization — Real Estate Groups	$52,154	$3,097	$8,867	$14	$57,938	$45,756	$2,233	$7,080	$3,599	$54,202
(b) Depreciation and amortization — Non-Real Estate Groups	639	—	(99)	—	540	368	—	3,228	—	3,596

Total depreciation and amortization	$52,793	$3,097	$8,768	$14	$58,478	$46,124	$2,233	$10,308	$3,599	$57,798

(c) Amortization of mortgage procurement costs — Real Estate Groups	$2,598	$161	$452	$11	$2,900	$2,451	$84	$338	$214	$2,919
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	97	—	228	—	325	83	—	1,582	—	1,665

Total amortization of mortgage procurement costs	$2,695	$161	$680	$11	$3,225	$2,534	$84	$1,920	$214	$4,584

(e) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the three months ended January 31, 2007, and the three months ended January 31, 2006, no equity method properties were sold.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Year Ended January 31, 2007					Year Ended January 31, 2006
			Plus					Plus
	Full		Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$1,168,835	$98,001	$355,457	$58,198	$1,484,489	$1,128,472	$129,043	$318,282	$115,392	$1,433,103
Exclude straight-line rent adjustment (1)	(15,950)	—	—	(44)	(15,994)	(18,229)	—	—	(163)	(18,392)

Adjusted revenues	1,152,885	98,001	355,457	58,154	1,468,495	1,110,243	129,043	318,282	115,229	1,414,711

Operating expenses	709,343	46,132	234,796	37,497	935,504	644,765	55,114	194,900	78,436	862,987
Add back depreciation and amortization for non-Real Estate Groups (b)	1,571	—	7,174	—	8,745	1,104	—	13,086	—	14,190
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	333	1	819	—	1,151	369	—	2,035	—	2,404
Exclude straight-line rent adjustment (2)	(6,299)	—	—	(938)	(7,237)	(5,394)	—	—	(2,338)	(7,732)
Exclude preference payment	(898)	—	—	—	(898)	—	—	—	—	—

Adjusted operating expenses	704,050	46,133	242,789	36,559	937,265	640,844	55,114	210,021	76,098	871,849

Add interest and other income	61,737	2,763	3,301	1,504	63,779	27,773	2,604	1,218	543	26,930
Add equity in earnings of unconsolidated entities	48,542	—	(31,278)	—	17,264	55,201	—	(49,060)	—	6,141
Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	(21,023)	—	21,023	—	—
Add back provision for decline recorded on equity method	400	—	(400)	—	—	704	—	(704)	—	—
Add back equity method depreciation and amortization expense (see below)	36,091	—	(36,091)	—	—	28,149	—	(28,149)	—	—

Net operating income	587,943	54,631	55,862	23,099	612,273	560,203	76,533	52,589	39,674	575,933

Interest expense, including early extinguishment of debt	(295,978)	(24,557)	(55,862)	(10,053)	(337,336)	(264,834)	(28,667)	(52,589)	(30,062)	(318,818)
Gain on disposition of equity method rental properties (e)	7,662	—	—	—	7,662	21,023	—	—	—	21,023
Gain on disposition of rental properties and other investments	—	—	—	233,852	233,852	506	—	—	43,198	43,704
Provision for decline in real estate	(1,923)	—	—	—	(1,923)	(7,874)	(1,432)	—	—	(6,442)
Provision for decline in real estate of equity method rental properties	(400)	—	—	—	(400)	(704)	—	—	—	(704)
Depreciation and amortization — Real Estate Groups (a)	(179,558)	(13,811)	(34,779)	(6,219)	(206,745)	(163,293)	(15,341)	(26,905)	(17,858)	(192,715)
Amortization of mortgage procurement costs – Real Estate Groups (c)	(10,570)	(1,076)	(1,312)	(192)	(10,998)	(9,610)	(1,066)	(1,244)	(1,790)	(11,578)
Straight-line rent adjustment (1) + (2)	9,651	—	—	(894)	8,757	12,835	—	—	(2,175)	10,660
Preference payment	(898)	—	—	—	(898)	—	—	—	—	—
Equity method depreciation and amortization expense (see above)	(36,091)	—	36,091	—	—	(28,149)	—	28,149	—	—

Earnings before income taxes	79,838	15,187	—	239,593	304,244	120,103	30,027	—	30,987	121,063
Income tax expense	(34,412)	—	—	(92,581)	(126,993)	(25,564)	—	—	(11,980)	(37,544)

Earnings before minority interest and discontinued operations	45,426	15,187	—	147,012	177,251	94,539	30,027	—	19,007	83,519

Minority Interest	(15,187)	(15,187)	—	—	—	(30,027)	(30,027)	—	—	—

Earnings from continuing operations	30,239	—	—	147,012	177,251	64,512	—	—	19,007	83,519

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	3,520	—	—	(3,520)	—	(7,498)	—	—	7,498	—
Gain on disposition of rental properties	143,492	—	—	(143,492)	—	26,505	—	—	(26,505)	—

	147,012	—	—	(147,012)	—	19,007	—	—	(19,007)	—

Net earnings	$177,251	$—	$—	$—	$177,251	$83,519	$—	$—	$—	$83,519

(a) Depreciation and amortization — Real Estate Groups	$179,558	$13,811	$34,779	$6,219	$206,745	$163,293	$15,341	$26,905	$17,858	$192,715
(b) Depreciation and amortization — Non-Real Estate Groups	1,571	—	7,174	—	8,745	1,104	—	13,086	—	14,190

Total depreciation and amortization	$181,129	$13,811	$41,953	$6,219	$215,490	$164,397	$15,341	$39,991	$17,858	$206,905

(c) Amortization of mortgage procurement costs — Real Estate Groups	$10,570	$1,076	$1,312	$192	$10,998	$9,610	$1,066	$1,244	$1,790	$11,578
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	333	1	819	—	1,151	369	—	2,035	—	2,404

Total amortization of mortgage procurement costs	$10,903	$1,077	$2,131	$192	$12,149	$9,979	$1,066	$3,279	$1,790	$13,982

(e) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the year ended January 31, 2007, one equity method property was sold Midtown Plaza, resulting in a pre-tax gain on disposition of $7,662. For the year ended January 31, 2006, three equity method investments were sold including Flower Park Plaza, Showcase and Colony Place, resulting in a pre-tax gain on disposition of $21,023.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of January 31, 2007

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2007	187	550,515	4.83%	$9,839,783	4.03%	$22.81
2008	183	642,023	5.63	13,490,698	5.54	27.28
2009	256	815,898	7.16	15,635,289	6.42	25.28
2010	225	614,631	5.39	14,626,649	6.00	29.83
2011	340	1,275,549	11.19	32,099,720	13.17	29.22
2012	136	700,286	6.14	15,704,759	6.44	27.42
2013	142	605,902	5.32	17,261,556	7.08	30.31
2014	164	664,014	5.83	12,980,802	5.33	27.77
2015	178	752,914	6.61	18,903,884	7.76	29.53
2016	251	1,251,435	10.98	33,915,256	13.92	38.49
Thereafter	110	3,524,421	30.92	59,258,125	24.31	19.17

Total	2,172	11,397,588	100.00%	$243,716,521	100.00%	$26.35

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of contingent rental payments, which are not reasonably estimatable, and straight-line rent.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of January 31, 2007

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2007	72	528,288	5.93%	$8,755,715	4.20%	$22.38
2008	72	530,451	5.95	9,567,521	4.58	21.80
2009	53	447,779	5.03	9,198,728	4.41	25.25
2010	45	986,907	11.08	18,635,667	8.92	24.74
2011	28	495,749	5.56	9,978,116	4.78	28.37
2012	20	832,718	9.34	24,372,858	11.67	29.95
2013	22	732,407	8.22	16,997,146	8.14	24.84
2014	9	535,175	6.01	11,816,486	5.66	28.36
2015	5	189,840	2.13	2,381,720	1.14	19.73
2016	11	471,699	5.29	9,571,272	4.58	23.33
Thereafter	35	3,159,976	35.46	87,541,806	41.92	30.31

Total	372	8,910,989	100.00%	$208,817,035	100.00%	$27.16

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of contingent rental payments, which are not reasonably estimatable, and straight-line rent.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of January 31, 2007
(Based on net base rent 1% or greater of the Company’s ownership share)

			PERCENTAGE
	NUMBER	LEASED	OF TOTAL
	OF	SQUARE	RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	5	462,863	4.06%
Regal Entertainment Group	5	379,072	3.33
The Gap	23	295,345	2.59
The Home Depot	2	282,000	2.47
TJX Companies	8	272,554	2.39
The Limited	41	265,927	2.33
Dick’s Sporting Goods	3	226,408	1.99
Abercrombie & Fitch Stores, Inc.	27	203,427	1.78
Circuit City Stores, Inc.	6	199,107	1.75
Footlocker, Inc.	39	143,467	1.26
Pathmark Stores, Inc.	2	123,500	1.08
Ahold USA (Stop & Shop)	2	115,861	1.02

Subtotal	163	2,969,531	26.05

All Others	2,009	8,428,057	73.95

Total	2,172	11,397,588	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of January 31, 2007

(Based on net base rent 2% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	OFFICE
TENANT	SQUARE FEET	SQUARE FEET

City of New York	890,185	9.99%
Millennium Pharmaceuticals, Inc.	718,576	8.06
U.S. Government	591,374	6.64
Morgan Stanley & Co.	444,685	4.99
Securities Industry Automation Corp.	431,036	4.84
Wellchoice, Inc.	392,514	4.40
Keyspan Energy	335,318	3.76
Forest City Enterprises, Inc. (1)	328,021	3.68
Bank of New York	323,043	3.63
Bear Stearns	292,142	3.28
Alkermes, Inc.	210,248	2.36
Partners Health Care System, Inc.	136,150	1.53
University of Pennsylvania	121,630	1.36

Subtotal	5,214,922	58.52

All Others	3,696,067	41.48

Total	8,910,989	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
January 31, 2007
2006 Openings and Acquisitions (14)

								Cost at FCE
				FCE Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share
		Dev.(D)	Date Opened/	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)		Gross
Property	Location	Acq.(A)	Acquired	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Sq. Ft./ No. of Units	Leasable Area
						(in millions)

Retail Centers:

			Q4-05/Q1-06/
Northfield at Stapleton	Denver, CO	D	Q3-06	95.0%	97.9%	$182.5	$182.5	$178.5	1,170,000	560,000 (g)
Metreon (c)	San Francisco, CA	A/D	Q1-06	50.0%	50.0%	0.0	40.0	20.0	290,000	290,000
San Francisco Centre (c)	San Francisco, CA	A/D	Q3-06	50.0%	50.0%	0.0	598.0	299.0	1,462,000	812,000 (h)

						$182.5	$820.5	$497.5	2,922,000	1,662,000

Office:
Resurrection Health Care	Skokie, IL	A	Q1-06	100.0%	100.0%	$5.1	$5.1	$5.1	40,000
Advent Solar (c)	Albuquerque, NM	D	Q3-06	47.5%	47.5%	0.0	10.7	5.1	88,000
Bulletin Building (c)	San Francisco, CA	A/D	Q3-06	50.0%	50.0%	0.0	28.0	14.0	87,000
Stapleton Medical Office Building	Denver, CO	D	Q3-06	90.0%	90.0%	10.3	10.3	9.3	45,000
Illinois Science and Technology Park — Building A	Skokie, IL	A/D	Q4-06	100.0%	100.0%	31.1	31.1	31.1	225,000
Illinois Science and Technology Park — Building P	Skokie, IL	A/D	Q4-06	100.0%	100.0%	23.3	23.3	23.3	127,000
Edgeworth Building	Richmond, VA	D	Q4-06	100.0%	100.0%	35.2	35.2	35.2	142,000

						$105.0	$143.7	$123.1	754,000

Residential:
Sky55	Chicago, IL	D	Q1-06	100.0%	100.0%	$109.5	$109.5	$109.5	411
1251 S. Michigan	Chicago, IL	D	Q1-06	100.0%	100.0%	16.0	16.0	16.0	91
Cutters Ridge at Tobacco Row	Richmond, VA	D	Q4-06	100.0%	100.0%	4.8	4.8	4.8	12

						$130.3	$130.3	$130.3	514

										Units Sold at 1/31/07

Condominiums:
1100 Wilshire (c)	Los Angeles, CA	D	Q4-06	40.0%	40.0%	$0.0	$132.0	$52.8	228	139

Total openings (d)						$417.8	$1,226.5	$803.7

LESS: Above properties to be sold as condominiums						$0.0	$132.0	$52.8

Total Openings less Condominiums						$417.8	$1,094.5	$750.9

Residential Phased-In Units (c)(e)									Opened in ’06 / Total
Arbor Glenn	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	48 / 288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-06	33.0%	33.0%	0.0	22.0	7.3	144 / 348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-07	50.0%	50.0%	0.0	16.4	8.2	53 / 162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	112 / 304

Total (f)						$0.0	$81.4	$37.0	357 / 1,102

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
January 31, 2007
Under Construction or to be Acquired (18)

				FCE				Cost at FCE
				Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Total	Gross
		Dev.(D)	Anticipated	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)	Sq. Ft./	Leasable	Pre-
Property	Location	Acq.(A)	Opening	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	No. of Units	Area	Leased %
						(in millions)

Retail Centers:
Promenade Bolingbrook	Bolingbrook, IL	D	Q1-07	100.0%	100.0%	$135.0	$135.0	$135.0	736,000	409,000 (l)	72%
Rancho Cucamonga Leggio	Rancho Cucamonga, CA	D	Q2-07	80.0%	80.0%	41.2	41.2	33.0	180,000	180,000	100%
Orchard Town Center	Westminster, CO	D	2008	100.0%	100.0%	143.0	143.0	143.0	971,000	557,000 (m)	28%
Shops at Wiregrass (c)	Tampa, FL	D	Q3-08	50.0%	66.7%	0.0	123.7	82.5	530,000	380,000	50%
East River Plaza (c)	Manhattan, NY	D	Q3-08	35.0%	50.0%	0.0	347.0	173.5	514,000	514,000	64%

						$319.2	$789.9	$567.0	2,931,000	2,040,000

Office:
New York Times	Manhattan, NY	D	Q3-07	70.0%	79.5%	$517.5	$517.5	$411.4	736,000 (n)		80%
Illinois Science and Technology Park— Building Q	Skokie, IL	A/D	Q3-07	100.0%	100.0%	46.4	46.4	46.4	160,000		16%
Johns Hopkins — 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%	102.2	102.2	78.3	278,000		36%

						$666.1	$666.1	$536.1	1,174,000

Residential:
Sterling Glen of Roslyn (o)	Roslyn, NY	D	Q2-07	40.0%	100.0%	$79.7	$79.7	$79.7	158
Stapleton Town Center — Botanica Phase II	Denver, CO	D	Q3-07	90.0%	90.0%	26.3	26.3	23.7	154
Uptown Apartments (c)	Oakland, CA	D	Q2-08	50.0%	50.0%	0.0	200.3	100.2	665
Ohana Military Communities, Hawaii Increment I (c) (e)	Honolulu, HI	D	2005-2008	10.0%	10.0%	0.0	316.5	31.7	1,952
Dallas Mercantile	Dallas, TX	D	Q1-08/Q3-08	100.0%	100.0%	132.6	132.6	132.6	366 (p)
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	37.8	37.8	37.8	131
Military Housing — Navy Midwest (c)	Chicago, IL	D	Q1-09	25.0%	25.0%	0.0	264.9	66.2	1,658
Military Housing — Marines, Hawaii Increment II (c)	Honolulu, HI	D	2007-2010	10.0%	10.0%	0.0	294.7	29.5	1,175
Military Housing — Navy, Hawaii Increment III (c)	Honolulu, HI	D	2007-2010	10.0%	10.0%	0.0	547.8	54.8	2,519

						$276.4	$1,900.6	$556.2	8,778

										Units Sold at 1/31/07

Condominiums:
Mercury (c)	Los Angeles, CA	D	Q3-07	50.0%	50.0%	$0.0	$150.6	$75.3	238	62

Total Under Construction (j)						$1,261.7	$3,507.2	$1,734.6

LESS: Above properties to be sold as condominiums						0.0	150.6	75.3

Under Construction less Condominiums						$1,261.7	$3,356.6	$1,659.3

Residential Phased-In Units Under Construction:(c) (e)									Under Const./Total
Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	48 / 288
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-07	50.0%	50.0%	0.0	16.4	8.2	40 / 162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	192 / 304
Sutton Landing	Brimfield, OH	D	2007-08	50.0%	50.0%	0.0	15.9	8.0	132 / 216
Stratford Crossing	Wadsworth, OH	D	2007-09	50.0%	50.0%	0.0	24.1	12.1	108 / 348

Total (k)						$0.0	$99.4	$49.8	520 / 1,318

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
January 31, 2007 Footnotes
(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).
(b)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.
(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.
(d)	The difference between the full consolidation amount (GAAP) of $417.8 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $803.7 million of cost consists of a reduction to full consolidation for minority interest of $5.0 million of cost and the addition of its share of cost for unconsolidated investments of $390.9 million.
(e)	Phased-in openings. Costs are representative of the total project.
(f)	The difference between the full consolidation cost amount (GAAP) of $-0- million to the Company’s pro-rata share (a non-GAAP measure) of $37.0 million of cost consists of the Company’s share of cost for unconsolidated investments of $37.0 million.
(g)	Includes all phases of Northfield at Stapleton including Phase I which opened in Q4-05. Also, includes 34,000 square feet of office space.
(h)	Includes San Francisco Centre and Emporium which were previously reported separately. Includes 235,000 square feet of office space.
(i)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership. The Company consolidates its investments in these projects in accordance with FIN No. 46 (R) at a consolidation percentage that is reflected in the Pro-Rata FCE % column.
(j)	The difference between the full consolidation cost amount (GAAP) of $1,261.7 million to the Company’s pro-rata share (a non-GAAP measure) of $1,734.6 million of cost consists of a reduction to full consolidation for minority interest of $140.8 million of cost and the addition of its share of cost for unconsolidated investments of $613.7 million.
(k)	The difference between the full consolidation cost amount (GAAP) of $-0- million to the Company’s pro-rata share (a non-GAAP measure) of $49.8 million of cost consists of Forest City’s share of cost for unconsolidated investments of $49.8 million.
(l)	Includes 39,000 square feet of office space.
(m)	Includes 177,000 square feet for Target and 97,000 square feet for JC Penney that opened in Q3-06 as well as 16,000 square feet of office.
(n)	Includes 23,000 square feet of retail space.

(o)	Supported-living property.

(p)	Project includes 18,000 square feet of retail space.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Mortgage Financings
Our primary capital strategy seeks to isolate the financial risk at the property level to maximize returns and reduce risk on and of our equity capital. Our mortgage debt is nonrecourse, including our construction loans. We operate as a C-corporation and retain substantially all of our internally generated cash flows. We recycle this cash flow, together with refinancing and property sale proceeds to fund new development and acquisitions that drive favorable returns for our shareholders. This strategy provides us with the necessary liquidity to take advantage of investment opportunities.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those operating projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those real estate project loans which mature within the next 12 months, as well as those real estate projects which are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to extend the maturities and/or refinance the nonrecourse debt that is coming due in 2007 and 2008. During the year ended January 31, 2007, we completed the following financings:

			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
	(in thousands)
Refinancings	$658,033	$14,000	$288,916	$932,949
Development projects — commitment	319,290	46,739	233,325	505,876
Loan extensions/additional fundings	318,616	5,564	93,210	406,262

	$1,295,939	$66,303	$615,451	$1,845,087

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of January 31, 2007

	Fiscal Year Ending January 31, 2008				Fiscal Year Ending January 31, 2009
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$161,725	$18,775	$63,237	$206,187	$104,983	$5,039	$86,564	$186,508
Weighted average rate	6.78%	6.78%	7.53%	7.01%	6.65%	6.81%	6.77%	6.70%

Variable:
Variable-rate debt	448,545	55,033	105,713	499,225	302,878	676	27,459	329,661
Weighted average rate	7.39%	8.68%	7.79%	7.33%	6.68%	7.17%	6.98%	6.70%

Tax-Exempt	191,609	2,900	33,599	222,308	61,565	—	103	61,668
Weighted average rate	4.70%	4.38%	5.03%	4.75%	4.50%	—	4.14%	4.50%

Total variable-rate debt	640,154	57,933	139,312	721,533	364,443	676	27,562	391,329

Total Nonrecourse Mortgage Debt	$801,879	$76,708	$202,549	$927,720	$469,426	$5,715	$114,126	$577,837
Weighted Average Rate	6.62%	8.06%	7.25%	6.64%	6.39%	6.85%	6.82%	6.47%

	Fiscal Year Ending January 31, 2010				Fiscal Year Ending January 31, 2011
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$371,240	$29,568	$43,112	$384,784	$207,294	$16,464	$19,932	$210,762
Weighted average rate	7.09%	7.38%	6.67%	7.02%	7.03%	2.62%	7.27%	7.39%

Variable:
Variable-rate debt	8,184	—	19,510	27,694	48,258	—	11,121	59,379
Weighted average rate	6.01%	—	7.47%	7.03%	5.26%	—	8.62%	5.89%

Tax-Exempt	206,335	6,000	120,113	320,448	31,530	—	6,118	37,648
Weighted average rate	4.23%	4.18%	4.11%	4.19%	4.47%	—	4.16%	4.42%

Total variable-rate debt	214,519	6,000	139,623	348,142	79,788	—	17,239	97,027

Total Nonrecourse Mortgage Debt	$585,759	$35,568	$182,735	$732,926	$287,082	$16,464	$37,171	$307,789
Weighted Average Rate	6.07%	6.84%	5.07%	5.78%	6.45%	2.62%	7.16%	6.74%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of January 31, 2007

	Fiscal Year Ending January 31, 2012					Thereafter
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$360,269	$19,539	$33,816	$374,546	$2,524,856	$156,395	$603,328	$2,971,789
Weighted average rate	7.12%	7.22%	6.97%	7.10%	5.77%	5.91%	5.66%	5.74%

Variable:
Variable-rate debt	3,123	—	3,795	6,918	59,143	—	86,691	145,834
Weighted average rate	5.29%	—	7.14%	6.31%	5.01%	—	6.48%	5.89%

Tax-Exempt	14,810	—	—	14,810	232,025	9,881	43,998	266,142
Weighted average rate	4.16%	—	—	4.16%	4.66%	4.37%	5.13%	4.75%

Total variable-rate debt	17,933	—	3,795	21,728	291,168	9,881	130,689	411,976

Total Nonrecourse Mortgage Debt	$378,202	$19,539	$37,611	$396,274	$2,816,024	$166,276	$734,017	$3,383,765
Weighted Average Rate	6.99%	7.22%	6.98%	6.98%	5.67%	5.82%	5.72%	5.67%

	Total
			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,730,367	$245,780	$849,989	$4,334,576
Weighted average rate	6.17%	6.06%	6.05%	6.16%

Variable:
Variable-rate debt	870,131	55,709	254,289	1,068,711
Weighted average rate	6.84%	8.67%	7.26%	6.85%

Tax-Exempt	737,874	18,781	203,931	923,024
Weighted average rate	4.52%	4.31%	4.36%	4.49%

Total variable-rate debt	1,608,005	74,490	458,220	1,991,735

Total Nonrecourse Mortgage Debt	$5,338,372	$320,270	$1,308,209	$6,326,311
Weighted Average Rate	6.05%	6.41%	6.02%	6.03%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.
Consolidated Balance Sheet Information — January 31, 2007 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$6,659,054	$346,323	$1,207,591	$7,520,322
Projects under development	1,396,083	126,660	298,665	1,568,088
Land held for development or sale	174,136	6,032	78,578	246,682

Total Real Estate	8,229,273	479,015	1,584,834	9,335,092
Less accumulated depreciation	(1,085,978)	(70,863)	(286,054)	(1,301,169)

Real Estate, net	7,143,295	408,152	1,298,780	8,033,923

Cash and equivalents	254,213	24,545	32,997	262,665
Restricted cash	292,461	25,028	168,062	435,495
Notes and accounts receivable, net	287,615	26,619	9,458	270,454
Investments in and advances to affiliates	333,782	—	(95,710)	238,072
Other assets	670,238	29,260	95,834	736,812

Total Assets	$8,981,604	$513,604	$1,509,421	$9,977,421

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,338,372	$320,270	$1,308,209	$6,326,311
Notes payable	96,127	1,167	88,244	183,204
Bank revolving credit facility	—	—	—	—
Senior and subordinated debt	886,900	—	—	886,900
Accounts payable and accrued expenses	772,964	15,711	112,968	870,221
Deferred income taxes	486,329	—	—	486,329

Total Liabilities	7,580,692	337,148	1,509,421	8,752,965

Minority Interest	375,101	176,456	—	198,645

Total Shareholders’ Equity	1,025,811	—	—	1,025,811

Total Liabilities and Shareholders’ Equity	$8,981,604	$513,604	$1,509,421	$9,977,421

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information — January 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$6,162,995	$765,827	$931,183	$6,328,351
Projects under development	886,256	84,241	394,648	1,196,663
Land held for development or sale	105,875	3,420	97,566	200,021

Total Real Estate	7,155,126	853,488	1,423,397	7,725,035
Less accumulated depreciation	(986,594)	(147,375)	(269,412)	(1,108,631)

Real Estate, net	6,168,532	706,113	1,153,985	6,616,404

Cash and equivalents	254,734	33,026	13,522	235,230
Restricted cash	430,264	31,942	51,241	449,563
Notes and accounts receivable, net	265,264	30,562	(2,045)	232,657
Investments in and advances to affiliates	361,942	—	(155,245)	206,697
Other assets	509,605	37,042	93,873	566,436

Total Assets	$7,990,341	$838,685	$1,155,331	$8,306,987

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,159,432	$625,600	$966,107	$5,499,939
Notes payable	73,823	19,214	91,710	146,319
Bank revolving credit facility	82,500	—	—	82,500
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	690,300	91,155	97,514	696,659
Deferred income taxes	387,788	—	—	387,788

Total Liabilities	6,993,243	735,969	1,155,331	7,412,605

Minority Interest	102,716	102,716	—	—

Total Shareholders’ Equity	894,382	—	—	894,382

Total Liabilities and Shareholders’ Equity	$7,990,341	$838,685	$1,155,331	$8,306,987

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues from real estate operations	$360,379	$20,389	$145,274	$2,119	$487,383

Expenses
Operating expenses	225,465	7,515	94,094	1,400	313,444
Depreciation and amortization	52,793	3,097	8,768	14	58,478
Provision for decline in real estate	—	—	—	—	—

	278,258	10,612	102,862	1,414	371,922

Interest expense, including early extinguishment of debt	(83,909)	(4,650)	(15,110)	(1,093)	(95,462)
Amortization of mortgage procurement costs	(2,695)	(161)	(680)	(11)	(3,225)

Interest and other income	31,763	90	2,501	878	35,052
Equity in earnings of unconsolidated entities	32,731	—	(29,123)	—	3,608
Gain on disposition of rental properties and Lumber Group	—	—	—	64,641	64,641

Earnings before income taxes	60,011	5,056	—	65,120	120,075

Income tax expense (benefit)
Current	1,119	—	—	(3,320)	(2,201)
Deferred	23,165	—	—	28,485	51,650

	24,284	—	—	25,165	49,449

Earnings before minority interest and discontinued operations	35,727	5,056	—	39,955	70,626

Minority interest	(5,056)	(5,056)	—	—	—

Earnings from continuing operations	30,671	—	—	39,955	70,626

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	292	—	—	(292)	—
Gain on disposition of rental properties	39,197	—	—	(39,197)	—
Gain on disposition of Lumber Group	466	—	—	(466)	—

	39,955	—	—	(39,955)	—

Net earnings	$70,626	$—	$—	$—	$70,626

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Year Ended January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$1,168,835	$98,001	$355,457	$58,198	$1,484,489

Expenses
Operating expenses	709,343	46,132	234,796	37,497	935,504
Depreciation and amortization	181,129	13,811	41,953	6,219	215,490
Provision for decline in real estate	1,923	—	400	—	2,323

	892,395	59,943	277,149	43,716	1,153,317

Interest expense, including early extinguishment of debt	(295,978)	(24,557)	(55,862)	(10,053)	(337,336)
Amortization of mortgage procurement costs	(10,903)	(1,077)	(2,131)	(192)	(12,149)

Interest and other income	61,737	2,763	3,301	1,504	63,779
Equity in earnings of unconsolidated entities (Note 1)	48,542	—	(31,278)	—	17,264
Gain on disposition of rental properties and Lumber Group	—	—	7,662	233,852	241,514

Earnings before income taxes	79,838	15,187	—	239,593	304,244

Income tax expense (benefit)
Current	(13,428)	—	—	15,371	1,943
Deferred	47,840	—	—	77,210	125,050

	34,412	—	—	92,581	126,993

Earnings before minority interest and discontinued operations	45,426	15,187	—	147,012	177,251

Minority interest	(15,187)	(15,187)	—	—	—

Earnings from continuing operations (Note 1)	30,239	—	—	147,012	177,251

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	3,520	—	—	(3,520)	—
Gain on disposition of rental properties	143,026	—	—	(143,026)	—
Gain on disposition of Lumber Group	466	—	—	(466)	—

	147,012	—	—	(147,012)	—

Net earnings	$177,251	$—	$—	$—	$177,251

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31, 2007, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended January 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$312,970	$44,017	$86,592	$25,372	$380,917

Expenses
Operating expenses	173,246	13,598	52,252	17,130	229,030
Depreciation and amortization	46,124	2,233	10,308	3,599	57,798
Provision for decline in real estate	1,774	26	—	—	1,748

	221,144	15,857	62,560	20,729	288,576

Interest expense, including early extinguishment of debt	(69,954)	(6,488)	(13,868)	(9,740)	(87,074)
Amortization of mortgage procurement costs	(2,534)	(84)	(1,920)	(214)	(4,584)

Interest and other income	9,292	959	713	173	9,219
Equity in earnings of unconsolidated entities	9,172	—	(8,957)	—	215
Gain (loss) on disposition of rental properties and other investments	(100)	—	—	33,722	33,622

Earnings before income taxes	37,702	22,547	—	28,584	43,739

Income tax expense (benefit)
Current	(3,057)	—	—	(2,474)	(5,531)
Deferred	7,512	—	—	13,523	21,035

	4,455	—	—	11,049	15,504

Earnings before minority interest and discontinued operations	33,247	22,547	—	17,535	28,235

Minority interest	(22,547)	(22,547)	—	—	—

Earnings from continuing operations	10,700	—	—	17,535	28,235

Discontinued operations, net of tax and minority interest:
Operating (loss) from rental properties	(3,156)	—	—	3,156	—
Gain on disposition of rental properties	20,691	—	—	(20,691)	—

	17,535	—	—	(17,535)	—

Net earnings	$28,235	$—	$—	$—	$28,235

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Year Ended January 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$1,128,472	$129,043	$318,282	$115,392	$1,433,103

Expenses
Operating expenses	644,765	55,114	194,900	78,436	862,987
Depreciation and amortization	164,397	15,341	39,991	17,858	206,905
Provision for decline in real estate	7,874	1,432	704	—	7,146

	817,036	71,887	235,595	96,294	1,077,038

Interest expense, including early extinguishment of debt	(264,834)	(28,667)	(52,589)	(30,062)	(318,818)
Amortization of mortgage procurement costs	(9,979)	(1,066)	(3,279)	(1,790)	(13,982)

Interest and other income	27,773	2,604	1,218	543	26,930
Equity in earnings of unconsolidated entities (Note 1)	55,201	—	(49,060)	—	6,141
Gain on disposition of rental properties and other investments	506	—	21,023	43,198	64,727

Earnings before income taxes	120,103	30,027	—	30,987	121,063

Income tax expense (benefit)
Current	4,000	—	—	(6,960)	(2,960)
Deferred	21,564	—	—	18,940	40,504

	25,564	—	—	11,980	37,544

Earnings before minority interest and discontinued operations	94,539	30,027	—	19,007	83,519

Minority interest	(30,027)	(30,027)	—	—	—

Earnings from continuing operations (Note 1)	64,512	—	—	19,007	83,519

Discontinued operations, net of tax and minority interest:
Operating (loss) from rental properties	(7,498)	—	—	7,498	—
Gain on disposition of rental properties	26,505	—	—	(26,505)	—

	19,007	—	—	(19,007)	—

Net earnings	$83,519	$—	$—	$—	$83,519

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31, 2006, three equity method investments were sold, Showcase, Colony Place and Flower Park Plaza. A pre-tax gain of $21,023 ($12,900 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities which we do not control and/or are not the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	January 31,
	2007	2006
	(in thousands)
Members’ and partners’ equity as below	$592,681	$564,280
Equity of other members and partners	496,971	409,035

Company’s investment in partnerships	95,710	155,245
Advances to and on behalf of other affiliates (1)	238,072	206,697

Total investments in and advances to affiliates	$333,782	$361,942

(1)	As is customary within the real estate industry, the Company invests in certain projects through joint ventures. The Company provides funding for certain of its partners’ equity contributions. Historically, the most significant partnership for which the Company provides funding relates to Forest City Ratner Companies (“FCRC”), representing the Commercial Group’s New York City operations and one unconsolidated project reported in the Residential Group. The Company consolidates the majority of its investments in these Commercial Group projects. The Company’s partner, Bruce C. Ratner, is the President and Chief Executive Officer of FCRC and is the cousin to five executive officers of the Company. The FCRC portfolio became a wholly-owned subsidiary of the Company upon the issuance of the Class A Common Units in exchange for Bruce C. Ratner’s minority interests. At January 31, 2007 and 2006, amounts advanced for projects on behalf of this partner were $0 and $38,817, respectively, of the $238,072 and $206,697 presented above for “Advances to and on behalf of other affiliates.” These advances entitled the Company to a preferred return on and of the outstanding balances, which are payable solely from cash flows of each respective property, as well as a deficit restoration obligation provided by the partner. These advances were repaid upon the issuance of the Class A Common Units on November 8, 2006.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2007	2006	2007	2006

	(in thousands)		(in thousands)
Balance sheet:
Completed rental properties	$2,697,454	$1,946,922	$1,207,591	$931,183
Projects under development	777,419	854,316	298,665	394,648
Land held for development or sale	160,296	181,315	78,578	97,566
Accumulated depreciation	(554,910)	(529,501)	(286,054)	(269,412)
Restricted cash (2)	1,432,636	317,850	168,062	51,241
Other assets	526,142	469,676	138,289	105,350

Total assets	$5,039,037	$3,240,578	$1,605,131	$1,310,576

Mortgage debt, nonrecourse (2)	$3,834,085	$2,145,146	$1,308,209	$966,107
Other liabilities	612,271	531,152	201,212	189,224
Members’ and partners’ equity	592,681	564,280	95,710	155,245

Total liabilities and members’/partners’ equity	$5,039,037	$3,240,578	$1,605,131	$1,310,576

(2)	The increase in restricted cash and nonrecourse debt is primarily related to bond proceeds held in escrow related to Phase 2 and Phase 3 of development at Ohana Military Communities.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2007	2006	2007	2006

	(in thousands)
Operations:
Revenues	$797,745	$686,455	$354,935	$314,702
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	17,264	6,141
Operating expenses	(547,825)	(425,308)	(234,685)	(193,376)
Interest expense including early extinguishment of debt	(145,755)	(119,470)	(55,566)	(51,002)
Provision for decline in real estate	(900)	—	(300)	—
Depreciation and amortization	(110,587)	(112,312)	(43,996)	(42,813)
Interest income	23,879	9,472	3,277	1,064

Earnings from continuing operations	16,557	38,837	40,929	34,716

Discontinued operations:
Gain on disposition of rental properties (3)	15,325	85,802	7,662	21,023
Operating earnings (loss) from rental properties	4	(206)	(49)	(538)

	15,329	85,596	7,613	20,485

Net Earnings (pre-tax)	$31,886	$124,433	$48,542	$55,201

(3)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Year Ended January 31,
		2007	2006	2007	2006

		(in thousands)
Midtown Plaza (Specialty Retail Center)	(Parma, Ohio)	$15,325	$—	$7,662	$—
Showcase (Specialty Retail Center)	(Las Vegas, Nevada)	—	71,005	—	13,145
Colony Place (Apartments)	(Fort Myers, Florida)	—	10,703	—	5,352
Flower Park Plaza (Apartments)	(Santa Ana, California)	—	4,094	—	2,526

Total		$15,325	$85,802	$7,662	$21,023

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt

	January 31, 2007

		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)
Full Consolidation:
Completed rental properties
Residential	$1,608,777	$207,792	$1,400,985	$1,109,476
Commercial
Retail centers	2,596,216	333,875	2,262,341	2,094,902
Office and other buildings	2,444,476	538,765	1,905,711	1,548,345
Corporate and other equipment	9,585	5,546	4,039	—

	6,659,054	1,085,978	5,573,076	4,752,723

Projects under development
Residential
Under construction	109,118	—	109,118	70,927
In development	221,107	—	221,107	63,000
Commercial
Retail centers
Under construction	159,065	—	159,065	71,633
In development	133,610	—	133,610	—
Office and other buildings
Under construction	446,167	—	446,167	215,687
In development	327,016	—	327,016	114,407

	1,396,083	—	1,396,083	535,654

Land held for development or sale	174,136	—	174,136	49,995

Total real estate and mortgage debt	$8,229,273	$1,085,978	$7,143,295	$5,338,372

Less Minority Interest:
Completed rental properties
Residential	$57,671	$6,971	$50,700	$48,550
Commercial
Retail centers	96,237	9,273	86,964	94,052
Office and other buildings	192,415	54,619	137,796	121,607
Corporate and other equipment	—	—	—	—

	346,323	70,863	275,460	264,209

Projects under development
Residential
Under construction	—	—	—	—
In development	—	—	—	—
Commercial
Retail centers
Under construction	5,450	—	5,450	6,400
In development	—	—	—	—
Office and other buildings
Under construction	7,554	—	7,554	427
In development	113,656	—	113,656	46,983

	126,660	—	126,660	53,810

Land held for development or sale	6,032	—	6,032	2,251

Total real estate and mortgage debt	$479,015	$70,863	$408,152	$320,270

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt (continued)

	January 31, 2007
				Nonrecourse
		Less Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)
Plus Unconsolidated Investments at Pro-Rata:
Completed rental properties
Residential	$634,745	$182,008	$452,737	$543,823
Commercial
Retail centers	389,786	41,157	348,629	387,053
Office and other buildings	183,059	62,889	120,170	102,693
Corporate and other equipment	1	—	1	—

	1,207,591	286,054	921,537	1,033,569

Projects under development
Residential
Under construction	132,243	—	132,243	153,085
In development	6,728	—	6,728	—
Commercial
Retail centers
Under construction	77,452	—	77,452	65,000
In development	51,922	—	51,922	7,522
Office and other buildings
Under construction	83	—	83	—
In development	30,237	—	30,237	8,554

	298,665	—	298,665	234,161

Land held for development or sale	78,578	—	78,578	40,479

Total real estate and mortgage debt	$1,584,834	$286,054	$1,298,780	$1,308,209

Pro-Rata Consolidation (Non-GAAP):
Completed rental properties
Residential	$2,185,851	$382,829	$1,803,022	$1,604,749
Commercial
Retail centers	2,889,765	365,759	2,524,006	2,387,903
Office and other buildings	2,435,120	547,035	1,888,085	1,529,431
Corporate and other equipment	9,586	5,546	4,040	—

	7,520,322	1,301,169	6,219,153	5,522,083

Projects under development
Residential
Under construction	241,361	—	241,361	224,012
In development	227,835	—	227,835	63,000
Commercial
Retail centers
Under construction	231,067	—	231,067	130,233
In development	185,532	—	185,532	7,522
Office and other buildings
Under construction	438,696	—	438,696	215,260
In development	243,597	—	243,597	75,978

	1,568,088	—	1,568,088	716,005

Land held for development or sale	246,682	—	246,682	88,223

Total real estate and mortgage debt	$9,335,092	$1,301,169	$8,033,923	$6,326,311

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“Rental Properties”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects. Consolidated Balance Sheet information and Consolidated Earnings information for Rental Properties and its subsidiaries follow.
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information — January 31, 2007 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$6,649,471	$346,323	$1,207,589	$7,510,737
Projects under development	1,396,083	126,660	298,665	1,568,088
Land for development or sale	58,408	5,517	27,018	79,909

Total Real Estate	8,103,962	478,500	1,533,272	9,158,734
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	(1,295,623)

Real Estate, net	7,023,530	407,637	1,247,218	7,863,111

Cash and equivalents	159,635	24,532	25,986	161,089
Restricted cash	289,081	25,028	167,610	431,663
Notes and accounts receivable, net	261,796	25,477	4,494	240,813
Investments in and advances to affiliates	279,489	—	(69,604)	209,885
Other assets	580,911	29,260	95,462	647,113

Total Assets	$8,594,442	$511,934	$1,471,166	$9,553,674

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,310,876	$320,270	$1,279,543	$6,270,149
Notes payable	82,188	1,167	86,251	167,272
Bank revolving credit facility	—	—	—	—
Senior and subordinated debt	20,400	—	—	20,400
Accounts payable and accrued expenses (1)	1,254,846	14,714	105,372	1,345,504
Deferred income taxes	547,516	—	—	547,516

Total Liabilities	7,215,826	336,151	1,471,166	8,350,841

Minority Interest	374,428	175,783	—	198,645

Total Shareholders’ Equity	1,004,188	—	—	1,004,188

Total Liabilities and Shareholders’ Equity	$8,594,442	$511,934	$1,471,166	$9,553,674

(1)	Included in the Full Consolidation balance is $635,013 of liabilities payable to Forest City Enterprises, Inc.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information — January 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$6,153,835	$765,827	$931,181	$6,319,189
Projects under development	886,256	84,241	394,648	1,196,663
Land held for development or sale	38,091	3,420	15,604	50,275

Total Real Estate	7,078,182	853,488	1,341,433	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	(1,104,286)

Real Estate, net	6,095,933	706,113	1,072,021	6,461,841

Cash and equivalents	141,471	33,026	9,675	118,120
Restricted cash	429,176	31,942	50,516	447,750
Notes and accounts receivable, net	242,952	30,562	(3,885)	208,505
Investments in and advances to affiliates	298,596	—	(111,992)	186,604
Other assets	429,496	37,042	93,415	485,869

Total Assets	$7,637,624	$838,685	$1,109,750	$7,908,689

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,130,324	$625,600	$928,502	$5,433,226
Notes payable	61,879	19,214	88,822	131,487
Bank revolving credit facility	82,500	—	—	82,500
Senior and subordinated debt	20,400	—	—	20,400
Accounts payable and accrued expenses (1)	985,788	91,155	92,426	987,059
Deferred income taxes	428,453	—	—	428,453

Total Liabilities	6,709,344	735,969	1,109,750	7,083,125

Minority Interest	102,716	102,716	—	—

Total Shareholders’ Equity	825,564	—	—	825,564

Total Liabilities and Shareholders’ Equity	$7,637,624	$838,685	$1,109,750	$7,908,689

(1)	Included in the Full Consolidation balance is $398,895 of liabilities payable to Forest City Enterprises, Inc.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information — Year Ended January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues from real estate operations	$1,118,688	$96,481	$293,731	$58,198	$1,374,136

Expenses
Operating expenses	631,914	45,038	183,702	37,497	808,075
Depreciation and amortization	179,558	13,811	41,942	6,219	213,908
Provision for decline in real estate	1,923	—	400	—	2,323

	813,395	58,849	226,044	43,716	1,024,306

Interest expense, including early extinguishment of debt	(292,273)	(24,557)	(55,071)	(10,053)	(332,840)
Amortization of mortgage procurement costs	(10,570)	(1,076)	(1,831)	(192)	(11,517)

Interest and other income	59,528	2,754	3,116	1,504	61,394
Equity in earnings of unconsolidated entities (Note 1)	28,896	—	(21,563)	—	7,333
Gain on disposition of rental properties	—	—	7,662	233,092	240,754

Earnings before income taxes	90,874	14,753	—	238,833	314,954

Income tax expense (benefit)
Current	(6,505)	—	—	15,371	8,866
Deferred	45,889	—	—	76,916	122,805

	39,384	—	—	92,287	131,671

Earnings before minority interest and discontinued operations	51,490	14,753	—	146,546	183,283

Minority interest	(14,753)	(14,753)	—	—	—

Earnings from continuing operations (Note 1)	36,737	—	—	146,546	183,283

Discontinued operations, net of tax and minority interest
Operating earnings from rental properties	3,520	—	—	(3,520)	—
Gain on disposition of rental properties	143,026	—	—	(143,026)	—

	146,546	—	—	(146,546)	—

Net earnings	$183,283	$—	$—	$—	$183,283

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31, 2007, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information — Year Ended January 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues from real estate operations	$1,099,473	$129,043	$273,959	$115,392	$1,359,781

Expenses
Operating expenses	585,022	55,114	168,761	78,436	777,105
Depreciation and amortization	163,293	15,341	39,783	17,858	205,593
Provision for decline in real estate	6,356	1,432	704	—	5,628

	754,671	71,887	209,248	96,294	988,326

Interest expense, including early extinguishment of debt	(261,013)	(28,667)	(52,269)	(30,062)	(314,677)
Amortization of mortgage procurement costs	(9,610)	(1,066)	(2,963)	(1,790)	(13,297)

Interest and other income	26,031	2,604	1,078	543	25,048
Equity in earnings of unconsolidated entities (Note 1)	34,588	—	(31,580)	—	3,008
Gain on disposition of rental properties	—	—	21,023	43,198	64,221

Earnings before income taxes	134,798	30,027	—	30,987	135,758

Income tax expense (benefit)
Current	2,968	—	—	(6,960)	(3,992)
Deferred	25,963	—	—	18,940	44,903

	28,931	—	—	11,980	40,911

Earnings before minority interest and discontinued operations	105,867	30,027	—	19,007	94,847

Minority interest	(30,027)	(30,027)	—	—	—

Earnings from continuing operations (Note 1)	75,840	—	—	19,007	94,847

Discontinued operations, net of tax and minority interest
Operating loss from rental properties	(7,498)	—	—	7,498	—
Gain on disposition of rental properties	26,505	—	—	(26,505)	—

	19,007	—	—	(19,007)	—

Net earnings	$94,847	$—	$—	$—	$94,847

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31, 2006, three equity method investments were sold, Showcase, Colony Place, and Flower Park Plaza. A pre-tax gain of $21,023 ($12,900 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of the Company’s Real Estate Groups as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.
Forest City Rental Properties Corporation — Real Estate Activity (1)

	Pro-Rata Consolidation (Non-GAAP)
	January 31,
	2007		2006		2005		2004		2003
	(in thousands)
Forest City Rental Properties Corporation – Real Estate Activity (1)
Real estate – end of year
Completed rental properties	$7,510,737		$6,319,189		$5,776,806		$4,786,035		$4,082,080
Projects under development	1,568,088		1,196,663		869,265		541,476		575,558
Land held for development or sale	79,909		50,275		53,007		53,089		51,751

Real estate, at cost	9,158,734		7,566,127		6,699,078		5,380,600		4,709,389
Less accumulated depreciation	(1,295,623)		(1,104,286)		(975,063)		(816,395)		(697,055)

Total real estate	$7,863,111		$6,461,841		$5,724,015		$4,564,205		$4,012,334

Real estate activity during the year
Completed rental properties
Capital expenditures	$87,237		$66,239		$127,486		$38,890		$43,266
Transferred from projects under development	547,667		534,820		612,111		377,578		305,982
Acquisitions	314,779		58,667		115,185		374,305		172,860
Exchange of cash and Class A Common Units for partner’s interest	228,958		—		—		—		—
Other (7)	310,275		81,396		337,293		—		—

Total additions	1,488,916		741,122		1,192,075		790,773		522,108
Dispositions	(297,368	)(2)	(198,739	)(3)	(201,304	)(4)	(86,818	)(5)	(54,448	)(6)

Completed rental properties, net additions	1,191,548		542,383		990,771		703,955		467,660

Projects under development
New development	957,227		926,217		885,320		343,496		397,810
Transferred to completed rental properties	(547,667)		(534,820)		(612,111)		(377,578)		(305,982)
Cost of Land Sales	(38,135)		(63,999)		—		—		—
Other	—		—		54,580		—		—

Projects under development, net additions	371,425		327,398		327,789		(34,082)		91,828

Land held for development or sale, net change	29,634		(2,732)		(82)		1,338		(7,624)

Increase in real estate, at cost	$1,592,607		$867,049		$1,318,478		$671,211		$551,864

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation — Real Estate Activity (1) — (Continued)

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
2007
Real estate – end of year
Completed rental properties	$6,649,471	$346,323	$1,207,589	$7,510,737
Projects under development	1,396,083	126,660	298,665	1,568,088
Land held for development or sale	58,408	5,517	27,018	79,909

Real estate, at cost	8,103,962	478,500	1,533,272	9,158,734
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	(1,295,623)

Total real estate	$7,023,530	$407,637	$1,247,218	$7,863,111

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,663	$17,488	$26,062	$87,237
Transferred from projects under development	359,649	6,835	194,853	547,667
Acquisitions	218,763	17,785	113,801	314,779
Exchange of cash and Class A Common Units for partner’s interest	228,958	—	—	228,958
Other (7)	32,884	(330,388)	(52,997)	310,275

Total additions	918,917	(288,280)	281,719	1,488,916
Dispositions	(423,281)	(131,224)	(5,311)	(297,368)	(2)

Completed rental properties, net additions	495,636	(419,504)	276,408	1,191,548

Projects under development
New development	898,561	49,927	108,593	957,227
Transferred to completed rental properties	(359,649)	(6,835)	(194,853)	(547,667)
Cost of Land Sales	(29,085)	(673)	(9,723)	(38,135)

Projects under development, net additions	509,827	42,419	(95,983)	371,425

Land held for development or sale, net change	20,317	2,097	11,414	29,634

Increase (decrease) in real estate, at cost	$1,025,780	$(374,988)	$191,839	$1,592,607

2006
Real estate – end of year
Completed rental properties	$6,153,835	$765,827	$931,181	$6,319,189
Projects under development	886,256	84,241	394,648	1,196,663
Land held for development or sale	38,091	3,420	15,604	50,275

Real estate, at cost	7,078,182	853,488	1,341,433	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	(1,104,286)

Total real estate	$6,095,933	$706,113	$1,072,021	$6,461,841

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,132	$1,855	$(10,038)	$66,239
Transferred from projects under development	490,278	11,968	56,510	534,820
Acquisitions	58,667	—	—	58,667
Other (7)	—	(86,432)	(5,036)	81,396

Total additions	627,077	(72,609)	41,436	741,122
Dispositions	(164,403)	(5,195)	(39,531)	(198,739	)(3)

Completed rental properties, net additions	462,674	(77,804)	1,905	542,383

Projects under development
New development	807,768	78,696	197,145	926,217
Transferred to completed rental properties	(490,278)	(11,968)	(56,510)	(534,820)
Cost of Commercial Group Land Sales	(65,675)	(2,787)	(1,111)	(63,999)

Projects under development, net additions	251,815	63,941	139,524	327,398

Land held for development or sale, net change	(2,455)	(157)	(434)	(2,732)

Increase in real estate, at cost	$712,034	$(14,020)	$140,995	$867,049

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation — Real Estate Activity (1) — (Continued)

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
2005
Real estate – end of year
Completed rental properties	$5,691,161	$843,631	$929,276	$5,776,806
Projects under development	634,441	20,300	255,124	869,265
Land held for development or sale	40,546	3,577	16,038	53,007

Real estate, at cost	6,366,148	867,508	1,200,438	6,699,078
Less accumulated depreciation	(861,516)	(141,674)	(255,221)	(975,063)

Total real estate	$5,504,632	$725,834	$945,217	$5,724,015

Real estate activity during the year
Completed rental properties
Capital expenditures	$93,664	$11,524	$45,346	$127,486
Transferred from projects under development	643,324	39,168	7,955	612,111
Acquisitions	108,076	(6,201)	908	115,185
Other (7)	538,173	111,815	(89,065)	337,293

Total additions	1,383,237	156,306	(34,856)	1,192,075
Dispositions	(187,651)	(18,721)	(32,374)	(201,304	)(4)

Completed rental properties, net additions	1,195,586	137,585	(67,230)	990,771

Projects under development
New development	771,183	44,142	158,279	885,320
Transferred to completed rental properties	(643,324)	(39,168)	(7,955)	(612,111)
Other	—	(54,580)	—	54,580

Projects under development, net transfers	127,859	(49,606)	150,324	327,789

Land held for development or sale, net change	3,142	484	(2,740)	(82)

Increase in real estate, at cost	$1,326,587	$88,463	$80,354	$1,318,478

2004
Real estate – end of year
Completed rental properties	$4,495,575	$706,046	$996,506	$4,786,035
Projects under development	506,582	69,906	104,800	541,476
Land held for development or sale	37,404	3,093	18,778	53,089

Real estate, at cost	5,039,561	779,045	1,120,084	5,380,600
Less accumulated depreciation	(710,986)	(109,941)	(215,350)	(816,395)

Total real estate	$4,328,575	$669,104	$904,734	$4,564,205

Real estate activity during the year
Completed rental properties
Capital expenditures	$36,159	$4,806	$7,537	$38,890
Transferred from projects under development	304,321	53,599	126,856	377,578
Acquisitions	382,472	24,021	15,854	374,305

Total additions	722,952	82,426	150,247	790,773
Dispositions	(68,179)	(10,384)	(29,023)	(86,818	)(5)

Completed rental properties, net additions	654,773	72,042	121,224	703,955

Projects under development
New development	274,469	48,953	117,980	343,496
Transferred to completed rental properties	(304,321)	(53,599)	(126,856)	(377,578)

Projects under development, net additions	(29,852)	(4,646)	(8,876)	(34,082)

Land held for development or sale, net change	1,362	213	189	1,338

Increase in real estate, at cost	$626,283	$67,609	$112,537	$671,211

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation — Real Estate Activity (1) — (Continued)

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
2003
Real estate – end of year
Completed rental properties	$3,840,802	$634,004	$875,282	$4,082,080
Projects under development	536,434	74,552	113,676	575,558
Land held for development or sale	36,042	2,880	18,589	51,751

Real estate, at cost	4,413,278	711,436	1,007,547	4,709,389
Less accumulated depreciation	(597,787)	(96,033)	(195,301)	(697,055)

Total real estate	$3,815,491	$615,403	$812,246	$4,012,334

Real estate activity during the year
Completed rental properties
Capital expenditures	$37,909	$14,539	$19,896	$43,266
Transferred from projects under development	265,720	26,514	66,776	305,982
Acquisitions	158,872	24	14,012	172,860

Total additions	462,501	41,077	100,684	522,108
Dispositions	(53,268)	(61)	(1,241)	(54,448	)(6)

Completed rental properties, net additions	409,233	41,016	99,443	467,660

Projects under development
New development	383,459	61,947	76,298	397,810
Transferred to completed rental properties	(265,720)	(26,514)	(66,776)	(305,982)

Projects under development, net transfers	117,739	35,433	9,522	91,828

Land held for development or sale, net additions	(6,467)	(495)	(1,652)	(7,624)

Increase in real estate, at cost	$520,505	$75,954	$107,313	$551,864

(1)	The table includes only the real estate activity for the Company’s Real Estate Groups owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

(2)	Primarily reflects the dispositions of Providence at Palm Harbor, Mount Vernon Square, Midtown Plaza, G Street, Battery Park City, Embassy Suites Hotel, and Hilton Times Square. Providence at Palm Harbor is a 236-units apartment community in Tampa, Florida. Mount Vernon Square is a 1,387-units apartment community in Alexandria, Virginia. Midtown Plaza has 240,000 square feet in Parma, Ohio. G Street has 13,000 square feet in Philadelphia, Pennsylvania. Battery Park City has 166,000 square feet in Manhattan, New York. Embassy Suites Hotel and Hilton Times Square have 463 and 444 rooms respectively in Manhattan, New York.

(3)	Primarily reflects the dispositions of Cherrywood Village, Ranchstone, Colony Place, Enclave, Flower Park, and Showcase. Cherrywood Village and Ranchstone are apartment communities in Denver, Colorado with 360 and 368 units, respectively. Colony Place is a 300-unit apartment community in Fort Myers, Florida. Enclave is a 637-unit apartment community in San Jose, California. Flower Park is a 199-unit apartment community in Santa Ana, California. Showcase has 186,000 square feet in Las Vegas, Nevada.

(4)	Primarily reflects the dispositions of Woodlake, Regency Towers, Bridgewater, Arboretum Place, Trellis at Lee’s Mill, Silver Hill, Colony Woods, Manhattan Town Center, Chapel Hill Mall, Chapel Hill Suburban, Pavilion, Flatbush Avenue, and Hunting Park. Woodlake is a 534-unit apartment community in Silver Spring, Maryland. Regency Towers is a 372-unit apartment community in Jackson, New Jersey. Arboretum Place, Silver Hill, and Trellis at Lee’s Mill are apartment communities in Newport News, Virginia with 184, 153 and 176 units, respectively. Bridgewater is a 216-unit apartment community in Hampton, Virginia. Colony Woods is a 396-unit apartment community in Bellevue, Washington. Chapel Hill Mall and Chapel Hill Suburban have 860,000 and 117,000 square feet, respectively in Akron, Ohio. Pavilion has 250,000 square feet in San Jose, California. Flatbush Avenue has 142,000 square feet in Brooklyn, New York. Hunting Park has 125,000 square feet in Philadelphia, Pennsylvania. Manhattan Town Center has 392,000 square feet in Manhattan, Kansas.

(5)	Primarily reflects the dispositions of Waterford Village, Laurels and Vineyards. Waterford Village is a 576-unit apartment community in Indianapolis, Indiana. Laurels is a 520-unit apartment community in Justice, Illinois and Vineyards is a 386-unit apartment community in Broadview Heights, Ohio.

(6)	Primarily reflects the dispositions of Courtland Center and Bay Street. Courtland Center has 458,000 square feet in Flint, Michigan. Bay Street has 16,000 square feet in Staten Island, New York.

(7)	Primarily relates to changes in ownership percentage and non cash items.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings — Net earnings for the year ended January 31, 2007 were $177,251,000 versus $83,519,000 for the year ended January 31, 2006. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings between periods. This variance to the prior year is primarily attributable to the following increases, which are net of tax and minority interest:
•	$143,026,000 ($233,092,000, pre-tax) related to the 2006 gains on disposition of six consolidated properties, Mount Vernon Square, an apartment community located in Alexandria, Virginia, Providence at Palm Harbor, an apartment community located in Tampa, Florida, Hilton Times Square, a 444-room hotel located in Manhattan, New York, G Street, a specialty retail center located in Philadelphia, Pennsylvania, Embassy Suites Hotel, a 463-room hotel located in Manhattan, New York, and Battery Park City, a retail center located in Manhattan, New York;

•	$15,781,000 ($25,719,000, pre-tax) related to income recognition on the sale of state and federal Historical Preservation Tax Credits;

•	$5,765,000 ($9,831,000, pre-tax) related to the decreased losses from our equity investment in the New Jersey Nets basketball team; and

•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of one equity method Commercial property, Midtown Plaza, a specialty retail center located in Parma, Ohio.
These increases were partially offset by the following decreases, net of tax and minority interest:
•	$26,505,000 ($43,198,000, pre-tax) related to the 2005 gains on disposition of three consolidated properties, Enclave, an apartment community located in San Jose, California, and Cherrywood Village and Ranchstone, apartment communities located in Denver, Colorado;

•	$9,913,000 ($16,155,000, pre-tax) related to decreases in Commercial Group sales of land, outlots, and development projects. These decreases are made up of $7,008,000, pre-tax, related to a 2005 land sale at Twelve MetroTech Center, $7,174,000, pre-tax, in outlot land sales for our consolidated properties primarily at Victoria Gardens, Simi Valley and Wadsworth, and $4,528,000, pre-tax, related to the sale of a development project in Las Vegas, Nevada. These decreases were partially offset by increased land sales of $2,555,000, pre-tax, for our unconsolidated properties at Victor Village and Charleston Mall;

•	$12,900,000 ($21,023,000, pre-tax) related to the 2005 gains on disposition of three equity method properties, Showcase, a specialty retail center located in Las Vegas, Nevada, Colony Place, an apartment community located in Fort Myers, Florida and Flower Park Plaza, an apartment community located in Santa Ana, California;

•	$10,000,000 related to the one-time reduction of deferred income taxes which resulted from a favorable change in our effective tax rate due to a change in the rate in the State of Ohio during 2005;

•	$5,759,000 ($9,386,000, pre-tax) related to the fair market value adjustments of certain of our 10-year forward swaps which were marked to market as additional interest expense as a result of the derivatives not qualifying for hedge accounting;

•	$3,583,000 ($5,840,000, pre-tax) related to our development fee revenue at Twelve MetroTech Center that did not recur; and

•	$3,469,000 ($4,738,000, pre-tax) related to the expensing of stock options upon our adoption of SFAS No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”), on February 1, 2006.
Net earnings for the year ended January 31, 2006 were $83,519,000 versus $85,206,000 for the year ended January 31, 2005. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•	$40,893,000 ($67,645,000, pre-tax) related to the 2004 gains on disposition of ten consolidated properties, Regency Towers, Woodlake, Bridgewater, Pavilion, Trellis at Lee’s Mill, Hunting Park, Arboretum, Flatbush Avenue, Colony Woods and Silver Hill;

•	$19,341,000 ($31,996,000, pre-tax) due to the gains on disposition of three equity method properties in 2004, Manhattan Town Center Mall, a regional mall located in Manhattan, Kansas, Chapel Hill Suburban, a specialty retail center located in Akron, Ohio and Chapel Hill Mall, a regional mall located in Akron, Ohio;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•	$13,745,000 ($22,737,000, pre-tax) related to Stapleton Land, LLC’s retained interest in a trust. Of this amount, $12,445,000 was earned in 2004 but attributable to other comprehensive income (“OCI”) in previous fiscal years and deferred until 2004 under the cost recovery method. The remaining amount of $1,300,000 was earned and recognized during the year ended January 31, 2005;

•	$11,501,000 ($20,920,000, pre-tax) related to the 2004 gain on disposition of Lumber Group and a decrease of $4,545,000 ($9,390,000 pre-tax) related to Lumber Group’s 2004 earnings with no corresponding amount in 2005;

•	$9,999,000 ($13,645,000, pre-tax) related to our increased loss from our equity investment in the New Jersey Nets basketball team, which we did not own during the first half of 2004;

•	$8,134,000 ($13,552,000, pre-tax) related to our development fee revenue at Twelve MetroTech Center that did not recur at the same level in 2005; and

•	$5,981,000 in interest expense as a result of the issuance of $150,000,000 senior notes in January 2005.
These decreases were partially offset by the following increases in earnings, net of tax and minority interest:
•	$26,830,000 ($48,001,000 pre-tax) related to increases in Commercial Group sales of land, outlots, and development projects. These increases are made up of $7,008,000, pre-tax, related to the 2005 land sale at Twelve MetroTech Center, $34,195,000, pre-tax, in outlot land sales for our consolidated properties primarily at Victoria Gardens and Simi Valley, $4,528,000, pre-tax, related to the sale of a development project in Las Vegas, Nevada, and $2,270,000, pre-tax, related to land sales for our unconsolidated properties;

•	$26,505,000 ($43,198,000, pre-tax) related to the 2005 gains on disposition of three consolidated residential properties, Enclave, Cherrywood Village and Ranchstone;

•	$23,706,000 ($37,892,000, pre-tax) related to land sales reported in the Land Development Group primarily at Grass Farms in Manatee County, Florida, Central Station in Chicago, Illinois and Stapleton in Denver, Colorado;

•	$12,900,000 ($21,023,000, pre-tax) related to the 2005 gains on disposition of three equity method properties, Showcase, Colony Place and Flower Park Plaza;

•	$11,261,000 related to the prior year charge for cumulative effect of change in accounting principle as a result of our implementation of FIN No. 46 (R), which did not recur; and

•	$10,000,000 related to the one-time reduction of deferred income taxes which resulted from a favorable change in our effective tax rate due to a change in the rate in the State of Ohio during 2005.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the three months ended January 31, 2007 was $168,969,000 compared to $145,992,000 for the three months ended January 31, 2006, a 15.7% increase. NOI for the year ended January 31, 2007 was $544,786,000 compared to $518,927,000 for the year ended January 31, 2006, a 5.0% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 9-10. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 44-55.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the combination of the Commercial Group and the Residential Group for the three months ended January 31, 2007 was $174,850,000 compared to $138,371,000 for the three months ended January 31, 2006, a 26.4% increase. NOI for the year ended January 31, 2007 was $570,569,000 compared to $537,016,000 for the year ended January 31, 2006, a 6.2% increase. Comparable NOI increased 4.9% for the year ended January 31, 2007 compared to the prior year. Comparable NOI for our retail portfolio is up 4.9% from the prior year and our residential portfolio has generated an increase of 6.5%. Including the expected NOI for the twelve months following stabilization for the properties that were opened, expanded or acquired through

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
January 31, 2007, less the actual annual NOI of property disposals through January 31, 2007, NOI for Real Estate Groups would be approximately $620,000,000 for the year ended January 31, 2007. This amount includes Commercial Group land sales of $35,100,000 and income recognition on the sale of state and federal Historical Preservation Tax Credits of $25,719,000.
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges from real estate operations of Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, below. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the year ended January 31, 2007 increased by 5.3% to $284,954,000 from $270,496,000 for the year ended January 31, 2006. This variance to the prior year is primarily attributable to the strong performance of our Commercial and Residential operating portfolios, as evidenced by comparable NOI growth, improved occupancies, and NOI generated from new property openings. EBDT in our comparable portfolio increased $8,592,000. In addition, EBDT was impacted by increases in our Military Housing business of $6,143,000, Historic Preservation Tax Credit income of $25,719,000 and decreased losses from the Nets of $5,765,000. These increases were partially offset by the consequences of our rate hedging transactions of $9,386,000, decreases in Commercial land sales and development fees of $19,104,000 and the expensing of stock options of $3,800,000 upon our adoption of SFAS No. 123 (Revised), “Share-Based Payment.”
Stock-Based Compensation — We adopted SFAS No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”) on February 1, 2006 which required the recognition of additional compensation costs related to the estimated fair value of our employee stock options. Previously, we did not expense stock options. We have and will continue to expense restricted stock consistent with prior quarters because the accounting treatment remains substantially the same under SFAS No. 123(R). The adoption of this standard lowered net earnings and EBDT by $3,469,000 and $3,807,000, respectively, for the year ended January 31, 2007. Diluted net earnings per share and EBDT per share were lower by $0.03 for the year ended January 31, 2007 due to SFAS No. 123(R).
Summary of EBDT — The information in the tables on pages 42-53 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended January 31,		Years Ended January 31,
	2007	2006	2007	2006
	(in thousands)		(in thousands)
Net earnings	$70,626	$28,235	$177,251	$83,519
Depreciation and amortization – Real Estate Groups (4)	57,938	54,202	206,745	192,715
Amortization of mortgage procurement costs – Real Estate Groups (4)	2,900	2,919	10,998	11,578
Deferred income tax expense – Real Estate Groups (5)	47,102	26,089	120,230	43,981
Deferred income tax expense – Non Real-Estate Groups: (5)
Gain on disposition of other investments	294	(39)	294	135
Provision for decline in real estate recorded on equity method	—	—	—	—
Provision for decline in real estate	—	(587)	—	(587)

Current income tax expense on non-operating earnings: (5)
Gain on disposition of other investments	—	—	—	60
Gain on disposition included in discontinued operations	(3,369)	(811)	13,829	(811)
Gain on disposition of equity method rental properties	—	—	2,657	8,147

Straight-line rent adjustment (3)	(4,198)	(4,477)	(8,757)	(10,660)
Preference payment	898	—	898	—
Provision for decline in real estate, net of minority interest	—	1,748	1,923	6,442
Provision for decline in real estate of equity method rental properties	—	—	400	704
Gain on disposition of equity method rental properties	—	—	(7,662)	(21,023)
Loss (gain) on disposition of other investments	—	100	—	(506)

Discontinued operations: (1)
Gain on disposition of rental properties	(64,641)	(33,722)	(351,861)	(43,198)
Minority interest – Gain on disposition	—	—	118,009	—

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$107,550	$73,657	$284,954	$270,496

(1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties and a division which have been sold or held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

(3)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Years Ended		Three Months Ended		Years Ended
	January 31,		January 31,		January 31,		January 31,
	2007	2006	2007	2006	2007	2006	2007	2006

Full Consolidation	$52,793	$46,124	$181,129	$164,397	$2,695	$2,534	$10,903	$9,979
Non-Real Estate Groups	(639)	(368)	(1,571)	(1,104)	(97)	(83)	(333)	(369)

Real Estate Groups Full Consolidation	52,154	45,756	179,558	163,293	2,598	2,451	10,570	9,610
Real Estate Groups related to minority interest	(3,097)	(2,233)	(13,811)	(15,341)	(161)	(84)	(1,076)	(1,066)
Real Estate Groups Equity Method	8,867	7,080	34,779	26,905	452	338	1,312	1,244
Real Estate Groups Discontinued Operations	14	3,599	6,219	17,858	11	214	192	1,790

Real Estate Groups Pro-Rata Consolidation	$57,938	$54,202	$206,745	$192,715	$2,900	$2,919	$10,998	$11,578

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(5) The following table provides detail of Income Tax Expense (Benefit):

		Three Months Ended January 31,		Years Ended January 31,
		2007	2006	2007	2006
		(in thousands)		(in thousands)
(A)	Operating earnings
	Current	$1,119	$(3,057)	$(16,085)	$(4,207)
	Deferred	23,165	8,227	48,433	24,215

		24,284	5,170	32,348	20,008

(B)	Provision for decline in real estate
	Deferred	—	(676)	(743)	(2,490)
	Deferred-Equity method investment	—	—	(155)	(272)

		—	(676)	(898)	(2,762)

(C)	Gain on disposition of other investments
	Current – Non-Real Estate Groups	—	—	—	60
	Deferred – Non-Real Estate Groups	—	(39)	—	135

		—	(39)	—	195

(D)	Gain on disposition of equity method rental properties
	Current	—	—	2,657	8,147
	Deferred	—	—	305	(24)

		—	—	2,962	8,123

	Subtotal (A) (B) (C) (D)
	Current	1,119	(3,057)	(13,428)	4,000
	Deferred	23,165	7,512	47,840	21,564

	Income tax expense	24,284	4,455	34,412	25,564

(E)	Discontinued operations – Rental Properties
	Operating earnings
	Current	49	(1,663)	1,542	(6,149)
	Deferred	138	(319)	679	1,436

		187	(1,982)	2,221	(4,713)

	Gain on disposition of rental properties
	Current	(3,369)	(811)	13,829	(811)
	Deferred	28,053	13,842	76,237	17,504

		24,684	13,031	90,066	16,693

		24,871	11,049	92,287	11,980

	Deferred gain on disposition of Lumber Group
	Current	—	—	—	—
	Deferred	294	—	294	—

		294	—	294	—

	Subtotal	25,165	11,049	92,581	11,980

	Grand Total (A) (B) (C) (D) (E)
	Current	(2,201)	(5,531)	1,943	(2,960)
	Deferred	51,650	21,035	125,050	40,504

		$49,449	$15,504	$126,993	$37,544

	Recap of Grand Total:
	Real Estate Groups
	Current	98	(8,215)	15,802	5,356
	Deferred	47,102	26,089	120,230	43,981

		47,200	17,874	136,032	49,337

	Non-Real Estate Groups
	Current	(2,299)	2,684	(13,859)	(8,316)
	Deferred	4,548	(5,054)	4,820	(3,477)

		2,249	(2,370)	(9,039)	(11,793)

	Grand Total	$49,449	$15,504	$126,993	$37,544

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2007 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$242,641	$13,874	$36,189	$(318)	$264,638	$66,352	$2,435	$48,782	$2,437	$115,136
Exclude straight-line rent adjustment	(7,020)	—	—	—	(7,020)	24	—	—	—	24

Adjusted revenues	235,621	13,874	36,189	(318)	257,618	66,376	2,435	48,782	2,437	115,160

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	135,906	3,815	21,446	173	153,710	45,822	1,230	32,498	1,227	78,317
Exclude straight-line rent adjustment	(2,797)	—	—	—	(2,797)	—	—	—	—	—
Exclude preference payment	(898)	—	—	—	(898)	—	—	—	—	—

Adjusted operating expenses	132,211	3,815	21,446	173	150,015	45,822	1,230	32,498	1,227	78,317

Add interest and other income	3,582	(579)	1,813	272	6,246	20,465	10	575	606	21,636

Add equity in earnings of unconsolidated entities	9,189	—	(6,124)	—	3,065	2,450	—	(2,993)	—	(543)

Add back equity method depreciation and amortization expense	3,970	—	(3,970)	—	—	5,349	—	(5,349)	—	—

Net operating income	120,151	9,480	6,462	(219)	116,914	48,818	1,215	8,517	1,816	57,936

Interest expense, including early extinguishment of debt	47,745	3,655	6,462	(44)	50,508	20,665	825	8,517	1,137	29,494

Income tax expense (benefit)	(3,414)	—	—	(70)	(3,484)	9,683	—	—	119	9,802

Minority interest in earnings before depreciation and amortization	5,825	5,825	—	—	—	390	390	—	—	—

Add: EBDT from discontinued operations	(105)	—	—	105	—	560	—	—	(560)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,890	$—	$—	$—	$69,890	$18,640	$—	$—	$—	$18,640

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,890	$—	$—	$—	$69,890	$18,640	$—	$—	$—	$18,640

Depreciation and amortization – Real Estate Groups	(39,024)	—	—	—	(39,024)	(18,855)	—	—	(14)	(18,869)

Amortization of mortgage procurement costs – Real Estate Groups	(2,129)	—	—	—	(2,129)	(760)	—	—	(11)	(771)

Deferred taxes – Real Estate Groups	(14,321)	—	—	(4)	(14,325)	6,555	—	—	(134)	6,421

Straight-line rent adjustment	4,223	—	—	—	4,223	(24)	—	—	—	(24)

Preference payment	(898)	—	—	—	(898)	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	39,197	39,197

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(14)	—	—	14	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(11)	—	—	11	—
Deferred taxes – Real Estate Groups	(4)	—	—	4	—	(134)	—	—	134	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	39,197	—	—	(39,197)	—
Deferred gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—

Net earnings	$17,737	$—	$—	$—	$17,737	$44,594	$—	$—	$—	$44,594

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2007 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$51,386	$4,080	$60,303	$—	$107,609	$—	$—	$—	$—	$—
Exclude straight-line rent adjustment	1	—	—	—	1	—	—	—	—	—

Adjusted revenues	51,387	4,080	60,303	—	107,610	—	—	—	—	—

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	33,138	2,470	39,648	—	70,316	—	—	631	—	631
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Exclude preference payment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	33,138	2,470	39,648	—	70,316	—	—	631	—	631

Add interest and other income	6,818	659	112	—	6,271	—	—	1	—	1

Add equity in earnings of unconsolidated entities	21,710	—	(20,637)	—	1,073	(619)	—	631	—	12

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	46,777	2,269	130	—	44,638	(619)	—	1	—	(618)

Interest expense, including early extinguishment of debt	2,368	170	130	—	2,328	—	—	1	—	1

Income tax expense (benefit)	5,473	—	—	—	5,473	1,417	—	—	—	1,417

Minority interest in earnings before depreciation and amortization	2,099	2,099	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$36,837	$—	$—	$—	$36,837	$(2,036)	$—	$—	$—	$(2,036)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$36,837	$—	$—	$—	$36,837	$(2,036)	$—	$—	$—	$(2,036)

Depreciation and amortization – Real Estate Groups	(45)	—	—	—	(45)	—	—	—	—	—

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes – Real Estate Groups	(11,725)	—	—	—	(11,725)	—	—	—	—	—

Straight-line rent adjustment	(1)	—	—	—	(1)	—	—	—	—	—

Preference payment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—
Deferred gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—

Net earnings	$25,066	$—	$—	$—	$25,066	$(2,036)	$—	$—	$—	$(2,036)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2007 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$360,379	$20,389	$145,274	$2,119	$487,383
Exclude straight-line rent adjustment	—	—	—	—	—	(6,995)	—	—	—	(6,995)

Adjusted revenues	—	—	—	—	—	353,384	20,389	145,274	2,119	480,388

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	11,335	—	—	—	11,335	226,201	7,515	94,223	1,400	314,309
Exclude straight-line rent adjustment	—	—	—	—	—	(2,797)	—	—	—	(2,797)
Exclude preference payment	—	—	—	—	—	(898)	—	—	—	(898)

Adjusted operating expenses	11,335	—	—	—	11,335	222,506	7,515	94,223	1,400	310,614

Add interest and other income	898	—	—	—	898	31,763	90	2,501	878	35,052

Add equity in earnings of unconsolidated entities	1	—	—	—	1	32,731	—	(29,123)	—	3,608

Add back equity method depreciation and amortization expense	—	—	—	—	—	9,319	—	(9,319)	—	—

Net operating income	(10,436)	—	—	—	(10,436)	204,691	12,964	15,110	1,597	208,434

Interest expense, including early extinguishment of debt	13,131	—	—	—	13,131	83,909	4,650	15,110	1,093	95,462

Income tax expense (benefit)	(7,786)	—	—	—	(7,786)	5,373	—	—	49	5,422

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	8,314	8,314	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	455	—	—	(455)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(15,781)	$—	$—	$—	$(15,781)	$107,550	$—	$—	$—	$107,550

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(15,781)	$—	$—	$—	$(15,781)	$107,550	$—	$—	$—	$107,550

Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(57,924)	—	—	(14)	(57,938)

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(2,889)	—	—	(11)	(2,900)

Deferred taxes – Real Estate Groups	580	—	—	—	580	(18,911)	—	—	(138)	(19,049)

Straight-line rent adjustment	—	—	—	—	—	4,198	—	—	—	4,198

Preference payment	—	—	—	—	—	(898)	—	—	—	(898)

Gain on disposition of rental properties, net of tax	—	—	—	466	466	—	—	—	39,663	39,663

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(14)	—	—	14	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(11)	—	—	11	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	(138)	—	—	138	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	39,197	—	—	(39,197)	—
Deferred gain on disposition of Lumber Group	466	—	—	(466)	—	466	—	—	(466)	—

Net earnings	$(14,735)	$—	$—	$—	$(14,735)	$70,626	$—	$—	$—	$70,626

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2007 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$811,315	$80,330	$110,529	$41,880	$883,394	$240,290	$9,482	$143,042	$16,318	$390,168
Exclude straight-line rent adjustment	(15,965)	—	—	(44)	(16,009)	12	—	—	—	12

Adjusted revenues	795,350	80,330	110,529	41,836	867,385	240,302	9,482	143,042	16,318	390,180

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	428,132	35,829	64,952	30,943	488,198	164,496	5,434	86,731	6,554	252,347
Exclude straight-line rent adjustment	(6,299)	—	—	(938)	(7,237)	—	—	—	—	—
Exclude preference payment	(898)	—	—	—	(898)	—	—	—	—	—

Adjusted operating expenses	420,935	35,829	64,952	30,005	480,063	164,496	5,434	86,731	6,554	252,347

Add interest and other income	8,019	993	1,825	878	9,729	33,663	34	1,249	626	35,504

Add equity in earnings of unconsolidated entities	23,936	—	(22,037)	—	1,899	118	—	(1,836)	—	(1,718)

Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	400	—	(400)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	12,438	—	(12,438)	—	—	23,653	—	(23,653)	—	—

Net operating income	411,546	45,494	20,189	12,709	398,950	133,240	4,082	32,071	10,390	171,619

Interest expense, including early extinguishment of debt	179,164	20,795	20,189	5,296	183,854	59,853	3,111	32,071	4,757	93,570

Income tax expense (benefit)	2,708	—	—	152	2,860	1,274	—	—	1,390	2,664

Minority interest in earnings before depreciation and amortization	24,699	24,699	—	—	—	971	971	—	—	—

Add: EBDT from discontinued operations	7,261	—	—	(7,261)	—	4,243	—	—	(4,243)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$212,236	$—	$—	$—	$212,236	$75,385	$—	$—	$—	$75,385

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$212,236	$—	$—	$—	$212,236	$75,385	$—	$—	$—	$75,385

Depreciation and amortization – Real Estate Groups	(131,182)	—	—	(3,497)	(134,679)	(69,184)	—	—	(2,722)	(71,906)

Amortization of mortgage procurement costs – Real Estate Groups	(7,904)	—	—	(125)	(8,029)	(2,902)	—	—	(67)	(2,969)

Deferred taxes – Real Estate Groups	(31,796)	—	—	(970)	(32,766)	997	—	—	291	1,288

Straight-line rent adjustment	9,666	—	—	(894)	8,772	(12)	—	—	—	(12)

Preference payment	(898)	—	—	—	(898)	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	4,700	99,323	104,023	—	—	—	43,703	43,703

Provision for decline in real estate, net of tax and minority interest	(1,180)	—	(245)	—	(1,425)	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	4,700	—	(4,700)	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(245)	—	245	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	(3,497)	—	—	3,497	—	(2,722)	—	—	2,722	—
Amortization of mortgage procurement costs – Real Estate Groups	(125)	—	—	125	—	(67)	—	—	67	—
Deferred taxes – Real Estate Groups	(970)	—	—	970	—	291	—	—	(291)	—
Straight-line rent adjustment	(894)	—	—	894	—	—	—	—	—	—
Gain on disposition of rental properties	99,323	—	—	(99,323)	—	43,703	—	—	(43,703)	—
Deferred gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—

Net earnings	$147,234	$—	$—	$—	$147,234	$45,489	$—	$—	$—	$45,489

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2007 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$117,230	$8,189	$82,750	$—	$191,791	$—	$—	$19,136	$—	$19,136
Exclude straight-line rent adjustment	3	—	—	—	3	—	—	—	—	—

Adjusted revenues	117,233	8,189	82,750	—	191,794	—	—	19,136	—	19,136

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	75,546	4,870	60,147	—	130,823	—	—	30,959	—	30,959
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Exclude preference payment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	75,546	4,870	60,147	—	130,823	—	—	30,959	—	30,959

Add interest and other income	18,179	1,736	246	—	16,689	—	—	(19)	—	(19)

Add equity in earnings of unconsolidated entities	39,190	—	(22,059)	—	17,131	(14,703)	—	14,654	—	(49)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	99,056	5,055	790	—	94,791	(14,703)	—	2,812	—	(11,891)

Interest expense, including early extinguishment of debt	8,875	651	790	—	9,014	—	—	2,812	—	2,812

Income tax expense (benefit)	23,632	—	—	—	23,632	(4,361)	—	—	—	(4,361)

Minority interest in earnings before depreciation and amortization	4,404	4,404	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,145	$—	$—	$—	$62,145	$(10,342)	$—	$—	$—	$(10,342)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,145	$—	$—	$—	$62,145	$(10,342)	$—	$—	$—	$(10,342)

Depreciation and amortization – Real Estate Groups	(160)	—	—	—	(160)	—	—	—	—	—

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes – Real Estate Groups	(10,448)	—	—	—	(10,448)	—	—	—	—	—

Straight-line rent adjustment	(3)	—	—	—	(3)	—	—	—	—	—

Preference payment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—
Deferred gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—

Net earnings	$51,534	$—	$—	$—	$51,534	$(10,342)	$—	$—	$—	$(10,342)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2007 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$1,168,835	$98,001	$355,457	$58,198	$1,484,489
Exclude straight-line rent adjustment	—	—	—	—	—	(15,950)	—	—	(44)	(15,994)

Adjusted revenues	—	—	—	—	—	1,152,885	98,001	355,457	58,154	1,468,495

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	43,073	—	—	—	43,073	711,247	46,133	242,789	37,497	945,400
Exclude straight-line rent adjustment	—	—	—	—	—	(6,299)	—	—	(938)	(7,237)
Exclude preference payment	—	—	—	—	—	(898)	—	—	—	(898)

Adjusted operating expenses	43,073	—	—	—	43,073	704,050	46,133	242,789	36,559	937,265

Add interest and other income	1,876	—	—	—	1,876	61,737	2,763	3,301	1,504	63,779

Add equity in earnings of unconsolidated entities	1	—	—	—	1	48,542	—	(31,278)	—	17,264

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(7,662)	—	7,662	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	400	—	(400)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	36,091	—	(36,091)	—	—

Net operating income	(41,196)	—	—	—	(41,196)	587,943	54,631	55,862	23,099	612,273

Interest expense, including early extinguishment of debt	48,086	—	—	—	48,086	295,978	24,557	55,862	10,053	337,336

Income tax expense (benefit)	(34,812)	—	—	—	(34,812)	(11,559)	—	—	1,542	(10,017)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	30,074	30,074	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	11,504	—	—	(11,504)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(54,470)	$—	$—	$—	$(54,470)	$284,954	$—	$—	$—	$284,954

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(54,470)	$—	$—	$—	$(54,470)	$284,954	$—	$—	$—	$284,954

Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(200,526)	—	—	(6,219)	(206,745)

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(10,806)	—	—	(192)	(10,998)

Deferred taxes – Real Estate Groups	(2,660)	—	—	—	(2,660)	(43,907)	—	—	(679)	(44,586)

Straight-line rent adjustment	—	—	—	—	—	9,651	—	—	(894)	8,757

Preference payment	—	—	—	—	—	(898)	—	—	—	(898)

Gain on disposition of rental properties and other investments, net of tax	—	—	—	466	466	—	—	4,700	143,492	148,192

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,180)	—	(245)	—	(1,425)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	4,700	—	(4,700)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(245)	—	245	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(6,219)	—	—	6,219	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(192)	—	—	192	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	(679)	—	—	679	—
Straight-line rent adjustment	—	—	—	—	—	(894)	—	—	894	—
Gain on disposition of rental properties	—	—	—	—	—	143,026	—	—	(143,026)	—
Deferred gain on disposition of Lumber Group	466	—	—	(466)	—	466	—	—	(466)	—

Net earnings	$(56,664)	$—	$—	$—	$(56,664)	$177,251	$—	$—	$—	$177,251

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2006 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$229,045	$37,388	$23,457	$19,454	$234,568	$53,297	$3,819	$29,837	$5,918	$85,233
Exclude straight-line rent adjustment	(6,308)	—	—	(69)	(6,377)	(11)	—	—	—	(11)

Adjusted revenues	222,737	37,388	23,457	19,385	228,191	53,286	3,819	29,837	5,918	85,222

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	105,462	9,857	13,947	13,815	123,367	38,851	2,406	16,733	3,315	56,493
Exclude straight-line rent adjustment	(1,349)	—	—	(577)	(1,926)	—	—	—	—	—

Adjusted operating expenses	104,113	9,857	13,947	13,238	121,441	38,851	2,406	16,733	3,315	56,493

Add interest and other income	1,302	279	(153)	64	934	1,399	27	719	109	2,200

Add equity in earnings of unconsolidated entities	2,300	—	(2,398)	—	(98)	514	—	(658)	—	(144)

Add back equity method depreciation and amortization expense	2,745	—	(2,745)	—	—	4,673	—	(4,673)	—	—

Net operating income	124,971	27,810	4,214	6,211	107,586	21,021	1,440	8,492	2,712	30,785

Interest expense, including early extinguishment of debt	44,689	5,416	4,214	7,089	50,576	10,449	941	8,492	2,651	20,651

Income tax expense (benefit)	(11,692)	—	—	(935)	(12,627)	1,639	—	—	(728)	911

Minority interest in earnings before depreciation and amortization	22,394	22,394	—	—	—	499	499	—	—	—

Add: EBDT from discontinued operations	57	—	—	(57)	—	789	—	—	(789)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,637	$—	$—	$—	$69,637	$9,223	$—	$—	$—	$9,223

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,637	$—	$—	$—	$69,637	$9,223	$—	$—	$—	$9,223

Depreciation and amortization – Real Estate Groups	(31,001)	—	—	(1,971)	(32,972)	(19,558)	—	—	(1,628)	(21,186)

Amortization of mortgage procurement costs – Real Estate Groups	(2,169)	—	—	(185)	(2,354)	(536)	—	—	(29)	(565)

Deferred taxes – Real Estate Groups	(22,685)	—	—	430	(22,255)	8,380	—	—	(111)	8,269

Straight-line rent adjustment	4,959	—	—	(508)	4,451	11	—	—	—	11

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	20,691	20,691

Provision of decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	(1,971)	—	—	1,971	—	(1,628)	—	—	1,628	—
Amortization of mortgage procurement costs – Real Estate Groups	(185)	—	—	185	—	(29)	—	—	29	—
Deferred taxes – Real Estate Groups	430	—	—	(430)	—	(111)	—	—	111	—
Straight-line rent adjustment	(508)	—	—	508	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	20,691	—	—	(20,691)	—

Net earnings	$16,507	$—	$—	$—	$16,507	$16,443	$—	$—	$—	$16,443

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2006 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$30,628	$2,810	$25,767	$—	$53,585	$—	$—	$7,531	$—	$7,531
Exclude straight-line rent adjustment	(15)	—	—	—	(15)	—	—	—	—	—

Adjusted revenues	30,613	2,810	25,767	—	53,570	—	—	7,531	—	7,531

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	18,559	1,335	12,246	—	29,470	—	—	14,136	—	14,136
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	18,559	1,335	12,246	—	29,470	—	—	14,136	—	14,136

Add interest and other income	6,214	653	26	—	5,587	—	—	121	—	121

Add equity in earnings of unconsolidated entities	13,916	—	(13,385)	—	531	(7,537)	—	7,484	—	(53)

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	32,184	2,128	162	—	30,218	(7,537)	—	1,000	—	(6,537)

Interest expense, including early extinguishment of debt	1,979	131	162	—	2,010	—	—	1,000	—	1,000

Income tax expense (benefit)	8,050	—	—	—	8,050	(1,858)	—	—	—	(1,858)

Minority interest in earnings before depreciation and amortization	1,997	1,997	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$20,158	$—	$—	$—	$20,158	$(5,679)	$—	$—	$—	$(5,679)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$20,158	$—	$—	$—	$20,158	$(5,679)	$—	$—	$—	$(5,679)

Depreciation and amortization – Real Estate Groups	(44)	—	—	—	(44)	—	—	—	—	—

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes – Real Estate Groups	(4,371)	—	—	—	(4,371)	—	—	—	—	—

Straight-line rent adjustment	15	—	—	—	15	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision of decline in real estate, net of tax and minority interest	(1,072)	—	—	—	(1,072)	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$14,686	$—	$—	$—	$14,686	$(5,679)	$—	$—	$—	$(5,679)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2006 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$312,970	$44,017	$86,592	$25,372	$380,917
Exclude straight-line rent adjustment	—	—	—	—	—	(6,334)	—	—	(69)	(6,403)

Adjusted revenues	—	—	—	—	—	306,636	44,017	86,592	25,303	374,514

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	10,825	—	—	—	10,825	173,697	13,598	57,062	17,130	234,291
Exclude straight-line rent adjustment	—	—	—	—	—	(1,349)	—	—	(577)	(1,926)

Adjusted operating expenses	10,825	—	—	—	10,825	172,348	13,598	57,062	16,553	232,365

Add interest and other income	377	—	—	—	377	9,292	959	713	173	9,219

Add equity in earnings of unconsolidated entities	(21)	—	—	—	(21)	9,172	—	(8,957)	—	215

Add back equity method depreciation and amortization expense	—	—	—	—	—	7,418	—	(7,418)	—	—

Net operating income	(10,469)	—	—	—	(10,469)	160,170	31,378	13,868	8,923	151,583

Interest expense, including early extinguishment of debt	12,837	—	—	—	12,837	69,954	6,488	13,868	9,740	87,074

Income tax expense (benefit)	(3,624)	—	—	—	(3,624)	(7,485)	—	—	(1,663)	(9,148)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	24,890	24,890	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	846	—	—	(846)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,682)	$—	$—	$—	$(19,682)	$73,657	$—	$—	$—	$73,657

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,682)	$—	$—	$—	$(19,682)	$73,657	$—	$—	$—	$73,657

Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(50,603)	—	—	(3,599)	(54,202)

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(2,705)	—	—	(214)	(2,919)

Deferred taxes – Real Estate Groups	6,021	—	—	—	6,021	(12,655)	—	—	319	(12,336)

Straight-line rent adjustment	—	—	—	—	—	4,985	—	—	(508)	4,477

Gain on disposition of rental properties, net of tax	(61)	—	—	—	(61)	(61)	—	—	20,691	20,630

Provision of decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,072)	—	—	—	(1,072)

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(3,599)	—	—	3,599	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(214)	—	—	214	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	319	—	—	(319)	—
Straight-line rent adjustment	—	—	—	—	—	(508)	—	—	508	—
Gain on disposition of rental properties	—	—	—	—	—	20,691	—	—	(20,691)	—

Net earnings	$(13,722)	$—	$—	$—	$(13,722)	$28,235	$—	$—	$—	$28,235

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2006 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$824,337	$106,236	$96,766	$86,121	$900,988	$196,266	$14,944	$121,084	$29,271	$331,677
Exclude straight-line rent adjustment	(18,174)	—	—	(163)	(18,337)	(40)	—	—	—	(40)

Adjusted revenues	806,163	106,236	96,766	85,958	882,651	196,226	14,944	121,084	29,271	331,637

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	406,316	41,258	54,970	64,095	484,123	137,079	9,934	67,861	14,341	209,347
Exclude straight-line rent adjustment	(5,394)	—	—	(2,338)	(7,732)	—	—	—	—	—

Adjusted operating expenses	400,922	41,258	54,970	61,757	476,391	137,079	9,934	67,861	14,341	209,347

Add interest and other income	4,415	801	(863)	212	2,963	3,842	40	1,656	331	5,789

Add equity in earnings of unconsolidated entities	24,637	—	(24,503)	—	134	13,815	—	(14,235)	—	(420)

Remove gain on disposition of equity method rental properties	(13,145)	—	13,145	—	—	(7,878)	—	7,878	—	—

Add back provision for decline in real estate of equity method rental properties	704	—	(704)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	11,211	—	(11,211)	—	—	16,938	—	(16,938)	—	—

Net operating income	433,063	65,779	17,660	24,413	409,357	85,864	5,050	31,584	15,261	127,659

Interest expense, including early extinguishment of debt	170,722	23,362	17,660	18,009	183,029	41,503	4,871	31,584	12,053	80,269

Income tax expense (benefit)	641	—	—	(4,185)	(3,544)	(4,050)	—	—	(1,964)	(6,014)

Minority interest in earnings before depreciation and amortization	42,417	42,417	—	—	—	179	179	—	—	—

Add: EBDT from discontinued operations	10,589	—	—	(10,589)	—	5,172	—	—	(5,172)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$229,872	$—	$—	$—	$229,872	$53,404	$—	$—	$—	$53,404

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$229,872	$—	$—	$—	$229,872	$53,404	$—	$—	$—	$53,404

Depreciation and amortization – Real Estate Groups	(119,633)	—	—	(10,723)	(130,356)	(55,034)	—	—	(7,135)	(62,169)

Amortization of mortgage procurement costs – Real Estate Groups	(7,440)	—	—	(1,609)	(9,049)	(2,348)	—	—	(181)	(2,529)

Deferred taxes – Real Estate Groups	(33,019)	—	—	(1,059)	(34,078)	7,825	—	—	(377)	7,448

Straight-line rent adjustment	12,780	—	—	(2,175)	10,605	40	—	—	—	40

Gain on disposition of rental properties and other investments, net of tax	—	—	8,064	—	8,064	—	—	4,836	26,505	31,341

Provision for decline in real estate, net of tax and minority interest	(920)	—	(432)	—	(1,352)	(1,960)	—	—	—	(1,960)

Gain on disposition of equity method rental properties, net of tax	8,064	—	(8,064)	—	—	4,836	—	(4,836)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(432)	—	432	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	(10,723)	—	—	10,723	—	(7,135)	—	—	7,135	—
Amortization of mortgage procurement costs – Real Estate Groups	(1,609)	—	—	1,609	—	(181)	—	—	181	—
Deferred taxes – Real Estate Groups	(1,059)	—	—	1,059	—	(377)	—	—	377	—
Straight-line rent adjustment	(2,175)	—	—	2,175	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	26,505	—	—	(26,505)	—

Net earnings	$73,706	$—	$—	$—	$73,706	$25,575	$—	$—	$—	$25,575

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2006 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$107,869	$7,863	$73,102	$—	$173,108	$—	$—	$27,330	$—	$27,330
Exclude straight-line rent adjustment	(15)	—	—	—	(15)	—	—	—	—	—

Adjusted revenues	107,854	7,863	73,102	—	173,093	—	—	27,330	—	27,330

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	64,872	3,922	38,112	—	99,062	—	—	49,078	—	49,078
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	64,872	3,922	38,112	—	99,062	—	—	49,078	—	49,078

Add interest and other income	17,716	1,763	137	—	16,090	—	—	288	—	288

Add equity in earnings of unconsolidated entities	41,304	—	(34,774)	—	6,530	(24,534)	—	24,452	—	(82)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	102,002	5,704	353	—	96,651	(24,534)	—	2,992	—	(21,542)

Interest expense, including early extinguishment of debt	7,606	434	353	—	7,525	—	—	2,992	—	2,992

Income tax expense (benefit)	29,789	—	—	—	29,789	(8,427)	—	—	—	(8,427)

Minority interest in earnings before depreciation and amortization	5,270	5,270	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$59,337	$—	$—	$—	$59,337	$(16,107)	$—	$—	$—	$(16,107)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$59,337	$—	$—	$—	$59,337	$(16,107)	$—	$—	$—	$(16,107)

Depreciation and amortization – Real Estate Groups	(190)	—	—	—	(190)	—	—	—	—	—

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes – Real Estate Groups	(6,004)	—	—	—	(6,004)	—	—	—	—	—

Straight-line rent adjustment	15	—	—	—	15	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	(1,072)	—	—	—	(1,072)	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$52,086	$—	$—	$—	$52,086	$(16,107)	$—	$—	$—	$(16,107)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2006 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$1,128,472	$129,043	$318,282	$115,392	$1,433,103
Exclude straight-line rent adjustment	—	—	—	—	—	(18,229)	—	—	(163)	(18,392)

Adjusted revenues	—	—	—	—	—	1,110,243	129,043	318,282	115,229	1,414,711

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	37,971	—	—	—	37,971	646,238	55,114	210,021	78,436	879,581
Exclude straight-line rent adjustment	—	—	—	—	—	(5,394)	—	—	(2,338)	(7,732)

Adjusted operating expenses	37,971	—	—	—	37,971	640,844	55,114	210,021	76,098	871,849

Add interest and other income	1,800	—	—	—	1,800	27,773	2,604	1,218	543	26,930

Add equity in earnings of unconsolidated entities	(21)	—	—	—	(21)	55,201	—	(49,060)	—	6,141

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(21,023)	—	21,023	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	704	—	(704)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	28,149	—	(28,149)	—	—

Net operating income	(36,192)	—	—	—	(36,192)	560,203	76,533	52,589	39,674	575,933

Interest expense, including early extinguishment of debt	45,003	—	—	—	45,003	264,834	28,667	52,589	30,062	318,818

Income tax expense (benefit)	(25,185)	—	—	—	(25,185)	(7,232)	—	—	(6,149)	(13,381)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	47,866	47,866	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	15,761	—	—	(15,761)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(56,010)	$—	$—	$—	$(56,010)	$270,496	$—	$—	$—	$270,496

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(56,010)	$—	$—	$—	$(56,010)	$270,496	$—	$—	$—	$270,496

Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(174,857)	—	—	(17,858)	(192,715)

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(9,788)	—	—	(1,790)	(11,578)

Deferred taxes – Real Estate Groups	3,958	—	—	—	3,958	(27,240)	—	—	(1,436)	(28,676)

Straight-line rent adjustment	—	—	—	—	—	12,835	—	—	(2,175)	10,660

Gain on disposition of rental properties and other investments, net of tax	311	—	—	—	311	311	—	12,900	26,505	39,716

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(3,952)	—	(432)	—	(4,384)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	12,900	—	(12,900)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(432)	—	432	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(17,858)	—	—	17,858	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(1,790)	—	—	1,790	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	(1,436)	—	—	1,436	—
Straight-line rent adjustment	—	—	—	—	—	(2,175)	—	—	2,175	—
Gain on disposition of rental properties	—	—	—	—	—	26,505	—	—	(26,505)	—

Net earnings	$(51,741)	$—	$—	$—	$(51,741)	$83,519	$—	$—	$—	$83,519

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
OFFICE BUILDINGS

		Date of						Leasable
		Opening/					Leasable	Square
		Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings
	2 Hanson Place	2004	100.00%	100.00%	Brooklyn, NY	Bank of New York, HSBC	399,000	399,000
	35 Landsdowne Street	2002	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	202,000	202,000
	40 Landsdowne Street	2003	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	215,000	215,000
	45/75 Sidney Street	1999	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	277,000	277,000
	65/80 Landsdowne Street	2001	100.00%	100.00%	Cambridge, MA	Partners HealthCare System	122,000	122,000
	88 Sidney Street	2002	100.00%	100.00%	Cambridge, MA	Alkermes, Inc.	145,000	145,000
	Ballston Common Office Center	2005	50.00%	100.00%	Arlington, VA	US Coast Guard	176,000	176,000
	Chase Financial Tower	1991	95.00%	100.00%	Cleveland, OH	Chase Manhattan Mortgage Corporation	119,000	119,000
+	Edgeworth Building	2006	100.00%	100.00%	Richmond, VA	Heushler Flieshler	142,000	142,000
	Eleven MetroTech Center	1995	85.00%	85.00%	Brooklyn, NY	City of New York — CDCSA; E-911	216,000	184,000
	Fifteen MetroTech Center	2003	95.00%	95.00%	Brooklyn, NY	Empire Blue Cross and Blue Shield; City of New York — HRA	653,000	620,000
	Halle Building	1986	75.00%	100.00%	Cleveland, OH	Case Western Reserve University; First American Equity; Liggett-Stashower	412,000	412,000
	Harlem Center	2003	75.00%	75.00%	Manhattan, NY	Office of General Services-Temporary Disability & Assistance; State Liquor Authority	146,000	110,000
	Illinois Science and Technology Park
+	– Building A	2006	100.00%	100.00%	Skokie, IL	Evanston Northwestern Hospital	225,000	225,000
+	– Building P	2006	100.00%	100.00%	Skokie, IL	Nanoink, Inc.	127,000	127,000
*	– Building Q	2007	100.00%	100.00%	Skokie, IL	Leasing in Progress	160,000	160,000
	Jackson Building	1987	100.00%	100.00%	Cambridge, MA	Ariad Pharmaceuticals	99,000	99,000
*	Johns Hopkins – 855 North Wolfe Street	2008	76.60%	76.60%	East Baltimore, MD	Johns Hopkins, Spec Biotech	278,000	213,000
	Knight Ridder Building at Fairmont Plaza	1998	85.00%	85.00%	San Jose, CA	Knight Ridder; Merrill Lynch; Calpine; UBS Financial; Camera 12 Cinemas	404,000	343,000
	M. K. Ferguson Plaza	1990	1.00%	1.00%	Cleveland, OH	Washington Group; Chase Manhattan Mortgage Corporation; Quicken Loans; Educational Loan Servicing Corp.	478,000	5,000
*	New York Times	2007	70.00%	79.50%	Manhattan, NY	Legg Mason; Covington & Burling; Osler Hoskin	736,000	585,000
	Nine MetroTech Center North	1997	85.00%	85.00%	Brooklyn, NY	City of New York — Fire Department	317,000	269,000
	One MetroTech Center	1991	82.50%	82.50%	Brooklyn, NY	Keyspan; Bear Stearns	933,000	770,000
	One Pierrepont Plaza	1988	91.70%	91.70%	Brooklyn, NY	Morgan Stanley; Goldman Sachs; U.S. Attorney	656,000	602,000
+	Resurrection Health Care	2006	100.00%	100.00%	Skokie, IL	Resurrection Health Care	40,000	40,000
	Richards Building	1990	100.00%	100.00%	Cambridge, MA	Genzyme Biosurgery; Alkermes, Inc.	126,000	126,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
OFFICE BUILDINGS (continued)

		Date of						Leasable
		Opening/					Leasable	Square
		Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings (continued)
	Skylight Office Tower	1991	92.50%	100.00%	Cleveland, OH	Cap Gemini; Travelers Indemnity; Ulmer & Berne, LLP	320,000	320,000
+	Stapleton Medical Office Building	2006	90.00%	90.00%	Denver, CO	University of Colorado Hospital	45,000	41,000
	Ten MetroTech Center	1992	100.00%	100.00%	Brooklyn, NY	Internal Revenue Service	409,000	409,000
	Terminal Tower	1983	100.00%	100.00%	Cleveland, OH	Forest City Enterprises, Inc.; Greater Cleveland Growth Association	577,000	577,000
	Twelve MetroTech Center	2004	80.00%	80.00%	Brooklyn, NY	Leasing in progress	177,000	142,000
	Two MetroTech Center	1990	82.50%	82.50%	Brooklyn, NY	Securities Industry Automation Corp.; City of New York — Board of Education	521,000	430,000
	University of Pennsylvania	2004	100.00%	100.00%	Philadelphia, PA	University of Pennsylvania	123,000	123,000

	Consolidated Office Buildings Subtotal						9,975,000	8,729,000

Unconsolidated Office Buildings
	350 Massachusetts Ave	1998	50.00%	50.00%	Cambridge, MA	Star Market; Tofias	169,000	85,000
+	Advent Solar	2006	47.50%	47.50%	Albuquerque, NM	Advent Solar	88,000	42,000
+	Bulletin Building	2006	50.00%	50.00%	San Francisco, CA	Great West Life and Annuity; Corinthian School	87,000	44,000
	Chagrin Plaza I & II	1969	66.67%	66.67%	Beachwood, OH	National City Bank; Benihana; H&R Block	114,000	76,000
	Clark Building	1989	50.00%	50.00%	Cambridge, MA	Acambis	122,000	61,000
	Emery-Richmond	1991	50.00%	50.00%	Warrensville Hts., OH	Allstate Insurance	5,000	3,000
	Enterprise Place	1998	50.00%	50.00%	Beachwood, OH	University of Phoenix; Advance Payroll; PS Executive Centers	132,000	66,000
	Liberty Center	1986	50.00%	50.00%	Pittsburgh, PA	Federated Investors	527,000	264,000
	One International Place	2000	50.00%	50.00%	Cleveland, OH	Fort Dearborn Life Ins.; Battelle Memorial; Transportation Security Administration	88,000	44,000
	Signature Square I	1986	50.00%	50.00%	Beachwood, OH	Ciuni & Panichi	79,000	40,000
	Signature Square II	1989	50.00%	50.00%	Beachwood, OH	Cleveland Clinic Ophthalmology; Allen Telecom, Inc.	82,000	41,000

	Unconsolidated Office Buildings Subtotal						1,493,000	766,000

	Total Office Buildings at January 31, 2007						11,468,000	9,495,000

	Total Office Buildings at January 31, 2006						11,185,000	8,532,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS

								Total		Gross
		Date of						Square		Leasable
		Opening/					Total	Feet at	Gross	Area at
		Acquisition/	Legal	Pro-Rata			Square	Pro-Rata	Leasable	Pro-Rata
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	%	Area	%

Consolidated Regional Malls
	Antelope Valley Mall	1990/1999	78.00%	78.00%	Palmdale, CA	Sears; JCPenney; Dillard’s; Harris Gottschalks; Mervyn’s	995,000	776,000	303,000	236,000
	Ballston Common Mall	1986/1999	100.00%	100.00%	Arlington, VA	Macy’s; Sport & Health; Regal Cinemas	578,000	578,000	310,000	310,000
	Gallaria at Sunset	1996/2002	100.00%	100.00%	Henderson, NV	Dillard’s; Macy’s; Mervyn’s; JCPenney; Galyan’s	1,048,000	1,048,000	330,000	330,000
	Mall at Robinson	2001	56.67%	100.00%	Pittsburgh, PA	Macy’s; Sears; JCPenney; Dick’s Sporting Goods	872,000	872,000	318,000	318,000
	Mall at Stonecrest	2001	66.67%	100.00%	Atlanta, GA	Parisian; Sears; JCPenney; Dillard’s; AMC Theatre; Macy’s	1,171,000	1,171,000	397,000	397,000
^+	Northfield at Stapleton	2005/2006	95.00%	97.90%	Denver, CO	Bass Pro; Target; Foley’s; Harkins Theatre	1,170,000	1,145,000	560,000	548,000
^*	Orchard Town Center	2008	100.00%	100.00%	Westminister, CO	JCPenney; Macy’s; Target	971,000	971,000	557,000	557,000
*	Promenade Bolingbrook	2007	100.00%	100.00%	Bolingbrook, IL	Bass Pro; Macy’s	736,000	736,000	409,000	409,000
	Promenade in Temecula	1999/2002	75.00%	100.00%	Temecula, CA	JCPenney; Sears; Robinsons-May; Macy’s; Edwards Cinema	1,013,000	1,013,000	425,000	425,000
	Short Pump Town Center	2003/2005	50.00%	100.00%	Richmond, VA	Nordstrom; Hecht’s; Dillard’s; Dick’s Sporting Goods	1,193,000	1,193,000	590,000	590,000
	Simi Valley Town Center	2005	85.00%	100.00%	Simi Valley, CA	Macy’s	612,000	612,000	365,000	365,000
	South Bay Galleria	1985/2001	100.00%	100.00%	Redondo Beach, CA	Macy’s; Mervyn’s; Nordstrom; AMC Theater	955,000	955,000	387,000	387,000
	Victoria Gardens	2004	40.00%	80.00%	Rancho Cucamonga, CA	Macy’s; JCPenney; AMC Theater	1,139,000	911,000	670,000	536,000

	Consolidated Regional Malls Subtotal						12,453,000	11,981,000	5,621,000	5,408,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS (continued)

								Total		Gross
								Square		Leasable
		Opening/					Total	Feet at	Gross	Area at
		Acquisition/	Legal	Pro-Rata			Square	Pro-Rata	Leasable	Pro-Rata
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	%	Area	%

Consolidated Specialty Retail Centers
	42nd Street	1999	100.00%	100.00%	Manhattan, NY	AMC Theaters; Modell’s; Dave & Buster’s; Madame Tussaud’s Wax Museum	306,000	306,000	306,000	306,000
	Atlantic Center	1996	100.00%	100.00%	Brooklyn, NY	Pathmark; OfficeMax; Old Navy; Marshall’s; Sterns; Circuit City; NYC — Dept. of Motor Vehicles	399,000	399,000	399,000	399,000
	Atlantic Center Site V	1998	100.00%	100.00%	Brooklyn, NY	Modell’s	17,000	17,000	17,000	17,000
	Atlantic Terminal	2004	100.00%	100.00%	Brooklyn, NY	Target; Designer Shoe Warehouse; Chuck E. Cheese’s; Daffy’s	373,000	373,000	373,000	373,000
	Avenue at Tower City Center	1990	100.00%	100.00%	Cleveland, OH	Hard Rock Café; Morton’s of Chicago; Cleveland Cinemas	367,000	367,000	367,000	367,000
	Brooklyn Commons	2004	100.00%	100.00%	Brooklyn, NY	Lowe’s	151,000	151,000	151,000	151,000
	Bruckner Boulevard	1996	100.00%	100.00%	Bronx, NY	Conway; Seaman’s; Old Navy	113,000	113,000	113,000	113,000
	Columbia Park Center	1999	75.00%	75.00%	North Bergen, NJ	Shop Rite; Old Navy; Circuit City; Staples; Bally’s; Shopper’s World	347,000	260,000	347,000	260,000
	Court Street	2000	100.00%	100.00%	Brooklyn, NY	United Artists; Barnes & Noble	103,000	103,000	103,000	103,000
	Eastchester	2000	100.00%	100.00%	Bronx, NY	Pathmark	63,000	63,000	63,000	63,000
	Forest Avenue	2000	100.00%	100.00%	Staten Island, NY	United Artists	70,000	70,000	70,000	70,000
	Grand Avenue	1997	100.00%	100.00%	Queens, NY	Stop & Shop	100,000	100,000	100,000	100,000
	Gun Hill Road	1997	100.00%	100.00%	Bronx, NY	Home Depot; Chuck E. Cheese’s	147,000	147,000	147,000	147,000
	Harlem Center	2002	75.00%	75.00%	Manhattan, NY	Marshall’s; CVS/Pharmacy; Staples; H&M	126,000	95,000	126,000	95,000
	Kaufman Studios	1999	100.00%	100.00%	Queens, NY	United Artists	84,000	84,000	84,000	84,000
	Market at Tobacco Row	2002	100.00%	100.00%	Richmond, VA	Rich Foods; CVS/Pharmacy	43,000	43,000	43,000	43,000
	Northern Boulevard	1997	100.00%	100.00%	Queens, NY	Stop & Shop; Marshall’s; Old Navy	218,000	218,000	218,000	218,000
	Quartermaster Plaza	2004	100.00%	100.00%	Philadelphia, PA	A.J. Wright; Home Depot; BJ’s Wholesale; Staples; PetSmart; Walgreen’s	459,000	459,000	459,000	459,000
	Quebec Square	2002	90.00%	90.00%	Denver, CO	Wal-Mart; Home Depot; Sam’s Club; Ross Dress for Less; Office Depot; PetSmart	740,000	666,000	218,000	196,000
	Queens Place	2001	100.00%	100.00%	Queens, NY	Target; Best Buy; Macy’s Furniture; Designer Shoe Warehouse	455,000	455,000	221,000	221,000
*	Rancho Cucamonga Leggio	2007	80.00%	80.00%	Rancho Cucamonga, CA	Bass Pro	180,000	144,000	180,000	144,000
	Richmond Avenue	1998	100.00%	100.00%	Staten Island, NY	Circuit City; Staples	76,000	76,000	76,000	76,000
	Saddle Rock Village	2005	80.00%	100.00%	Aurora, CO	Target; JoAnn Fabrics	271,000	271,000	97,000	97,000
	South Bay Southern Center	1978	100.00%	100.00%	Redondo Beach, CA	CompUSA	78,000	78,000	78,000	78,000
	Station Square	1994/2002	100.00%	100.00%	Pittsburgh, PA	Hard Rock Café; Grand Concourse Restaurant; Buca Di Beppo	288,000	288,000	288,000	288,000
	Woodbridge Crossing	2002	100.00%	100.00%	Woodbridge, NJ	Great Indoors; Linens-N-Things; Circuit City; Modell’s; Thomasville Furniture; Party City	284,000	284,000	284,000	284,000

	Consolidated Specialty Retail Centers Subtotal						5,858,000	5,630,000	4,928,000	4,752,000

	Consolidated Retail Centers Total						18,311,000	17,611,000	10,549,000	10,160,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS (continued)

		Date of						Total		Gross
		Opening/					Total	Square Feet	Gross	Leasable
		Acquisition/	Legal	Pro-Rata			Square	at Pro-Rata	Leasable	Area at
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	%	Area	Pro-Rata %

Unconsolidated Regional Malls
	Boulevard Mall	1996/2000	50.00%	50.00%	Amherst, NY	JCPenney; Macy’s; Sears; Michael’s	908,000	454,000	331,000	166,000
	Charleston Town Center	1983	50.00%	50.00%	Charleston, WV	Macy’s; JCPenney; Sears	897,000	449,000	361,000	181,000
+	San Francisco Centre	2006	50.00%	50.00%	San Francisco, CA	Nordstrom’s; Bloomingdale’s; Century Theaters	1,462,000	731,000	812,000	406,000
^*	Shops at Wiregrass	2008	50.00%	66.70%	Tampa, FL	JCPenney	530,000	354,000	380,000	253,000

	Unconsolidated Regional Malls Subtotal						3,797,000	1,988,000	1,884,000	1,006,000

Unconsolidated Specialty Retail Centers
*	East River Plaza	2008	35.00%	50.00%	Manhattan, NY	Home Depot; Target; Best Buy	514,000	257,000	514,000	257,000
	Golden Gate	1958	50.00%	50.00%	Mayfield Hts., OH	OfficeMax; Old Navy; Linens-N-Things; Marshall’s; Cost Plus	362,000	181,000	362,000	181,000
	Marketplace at Riverpark	1996	50.00%	50.00%	Fresno, CA	JCPenney; Best Buy; Linens-N-Things; Marshall’s; Office Max; Old Navy; Target; Sports Authority	471,000	236,000	296,000	148,000
+	Metreon	2006	50.00%	50.00%	San Francisco, CA	Lowes; IMAX	290,000	145,000	290,000	145,000
	Plaza at Robinson Town Center	1989	50.00%	50.00%	Pittsburgh, PA	TJ Maxx; Marshall’s; CompUSA; IKEA; Value City; JoAnn Fabrics	507,000	254,000	507,000	254,000

	Unconsolidated Specialty Retail Centers Subtotal						2,144,000	1,073,000	1,969,000	985,000

	Unconsolidated Retail Centers Subtotal						5,941,000	3,061,000	3,853,000	1,991,000

	Total Retail Centers at January 31, 2007						24,252,000	20,672,000	14,402,000	12,151,000

	Total Retail Centers at January 31, 2006						21,745,000	17,735,000	12,955,000	10,427,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
HOTELS

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata			Hotel Rooms
Name	Expansion	Ownership (1)	Ownership (2)	Location	Rooms	at Pro-Rata %

Consolidated Hotels
Charleston Marriott	1983	95.00%	100.00%	Charleston, WV	352	352
Ritz-Carlton, Cleveland	1990	95.00%	100.00%	Cleveland, OH	206	206
Sheraton Station Square	1998/2001	100.00%	100.00%	Pittsburgh, PA	399	399

Consolidated Hotels Subtotal					957	957

Unconsolidated Hotels
Courtyard by Marriott	1985	3.97%	3.97%	Detroit, MI	250	10
University Park at MIT	1998	50.00%	50.00%	Cambridge, MA	210	105
Westin Convention Center	1986	50.00%	50.00%	Pittsburgh, PA	616	308

Unconsolidated Hotels Subtotal					1,076	423

Total Hotel Rooms at January 31, 2007					2,033	1,380

Total Hotel Rooms at January 31, 2006					2,496	1,613

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Consolidated Apartment Communities
100 Landsdowne Street	2005	100.00%	100.00%	Cambridge, MA	203	203
101 San Fernando	2000	66.50%	95.00%	San Jose, CA	323	307
+ 1251 S. Michigan	2006	100.00%	100.00%	Chicago, IL	91	91
23 Sidney Street	2005	100.00%	100.00%	Cambridge, MA	51	51
American Cigar Company	2000	100.00%	100.00%	Richmond, VA	171	171
Ashton Mill	2005	90.00%	100.00%	Cumberland, RI	193	193
Autumn Ridge	2002	100.00%	100.00%	Sterling Heights, MI	251	251
Botanica on the Green (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	78	70
* Botanica II	2007	90.00%	90.00%	Denver, CO	154	139
Bowin	1998	1.99%	95.05%	Detroit, MI	193	183
Cambridge Towers	2002	100.00%	100.00%	Detroit, MI	250	250
Consolidated-Carolina	2003	89.99%	100.00%	Richmond, VA	158	158
Coraopolis Towers	2002	80.00%	80.00%	Coraopolis, PA	200	160
Crescent Flats (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	66	59
+ Cutters Ridge at Tobacco Row	2006	100.00%	100.00%	Richmond, VA	12	12
^* Dallas Mercantile	2007-2008	100.00%	100.00%	Dallas, TX	366	366
Donora Towers	2002	100.00%	100.00%	Donora, PA	103	103
Drake	1998	1.99%	95.05%	Philadelphia, PA	282	268
Emerald Palms	1996/2004	100.00%	100.00%	Miami, FL	505	505
Grand	1999	85.50%	85.50%	North Bethesda, MD	549	469
Grand Lowry Lofts	2000	0.10%	90.00%	Denver, CO	261	235
Grove	2003	100.00%	100.00%	Ontario, CA	101	101
Heritage	2002	100.00%	100.00%	San Diego, CA	230	230
Independence Place II	2003	100.00%	100.00%	Parma Heights, OH	201	201
Kennedy Biscuit Lofts	1990	2.99%	100.00%	Cambridge, MA	142	142
Knolls	1995	1.00%	100.00%	Orange, CA	260	260
Lakeland	1998	1.98%	94.10%	Waterford, MI	200	188
Landings of Brentwood	2002	100.00%	100.00%	Nashville, TN	724	724
Lenox Club	1991	95.00%	95.00%	Arlington, VA	385	366
Lenox Park	1992	95.00%	95.00%	Silver Spring, MD	406	386
Lofts at 1835 Arch	2001	1.99%	95.05%	Philadelphia, PA	191	182
* Lucky Strike	2007	100.00%	100.00%	Richmond, VA	131	131
Metro 417	2005	75.00%	100.00%	Los Angeles, CA	277	277
Metropolitan	1989	100.00%	100.00%	Los Angeles, CA	270	270
Museum Towers	1997	100.00%	100.00%	Philadelphia, PA	286	286
One Franklintown	1988	100.00%	100.00%	Philadelphia, PA	335	335
Parmatown Towers and Gardens	1972-1973	100.00%	100.00%	Parma, OH	412	412

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Consolidated Apartment Communities (continued)
Pavilion	1992	95.00%	95.00%	Chicago, IL	1,114	1,058
Plymouth Square	2003	100.00%	100.00%	Detroit, MI	280	280
Queenswood	1990	99.00%	100.00%	Corona, NY	296	296
+ Sky55	2006	100.00%	100.00%	Chicago, IL	411	411
Southfield	2002	100.00%	100.00%	White Marsh, MD	212	212
Village Green	1994-1995	100.00%	100.00%	Beachwood, OH	360	360

Consolidated Apartment Communities Subtotal					11,684	11,352

Consolidated Supported-Living Apartments
Forest Trace	2000	100.00%	100.00%	Lauderhill, FL	322	322
Sterling Glen of Bayshore	2001	80.00%	100.00%	Bayshore, NY	85	85
Sterling Glen of Center City	2002	80.00%	100.00%	Philadelphia, PA	135	135
Sterling Glen of Darien	2001	80.00%	100.00%	Darien, CT	80	80
Sterling Glen of Forest Hills	2001	56.00%	70.00%	Forest Hills, NY	83	58
Sterling Glen of Lynbrook	2005	80.00%	100.00%	Lynbrook, NY	130	130
Sterling Glen of Plainview	2000	80.00%	100.00%	Plainview, NY	79	79
* Sterling Glen of Roslyn	2007	80.00%	100.00%	Roslyn, NY	158	158
Sterling Glen of Rye Brook	2004	40.00%	50.00%	Ryebrook, NY	168	84
Sterling Glen of Stamford	2000	80.00%	100.00%	Stamford, CT	166	166

Consolidated Supported-Living Apartments Subtotal					1,406	1,297

Consolidated Apartment Total					13,090	12,649

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Apartment Communities
^*++ Arbor Glen	2001-2007	50.00%	50.00%	Twinsburg, OH	288	144
Bayside Village	1988-1989	50.00%	50.00%	San Francisco, CA	862	431
Big Creek	1996-2001	50.00%	50.00%	Parma Hts., OH	516	258
Boulevard Towers	1969	50.00%	50.00%	Amherst, NY	402	201
(3) Brookpark Place	1976	100.00%	100.00%	Wheeling, WV	152	152
Brookview Place	1979	3.00%	3.00%	Dayton, OH	232	7
(3) Burton Place	1999	90.00%	90.00%	Burton, MI	200	180
Camelot	1967	50.00%	50.00%	Parma, OH	151	76
(3) Carl D. Perkins	2002	100.00%	100.00%	Pikeville, KY	150	150
(3) Cedar Place	1974	2.39%	100.00%	Lansing, MI	220	220
Cherry Tree	1996-2000	50.00%	50.00%	Strongsville, OH	442	221
Chestnut Lake	1969	50.00%	50.00%	Strongsville, OH	789	395
Clarkwood	1963	50.00%	50.00%	Warrensville Hts., OH	568	284
^*++ Cobblestone Court	2006-2008	50.00%	50.00%	Painesville, OH	304	152
Colonial Grand	2003	50.00%	50.00%	Tampa, FL	176	88
Connellsville Towers	1981	7.96%	7.96%	Connellsville, PA	111	9
Coppertree	1998	50.00%	50.00%	Mayfield Hts., OH	342	171
Deer Run	1987-1989	43.03%	43.03%	Twinsburg, OH	562	242
Eaton Ridge	2002-2004	50.00%	50.00%	Sagamore Hills, OH	260	130
(3) Farmington Place	1980	100.00%	100.00%	Farmington, MI	153	153
Fenimore Court	1982	7.06%	50.00%	Detroit, MI	144	72
Fort Lincoln II	1979	45.00%	45.00%	Washington, D.C.	176	79
Fort Lincoln III & IV	1981	24.90%	24.90%	Washington, D.C.	306	76
(3) Frenchtown Place	1975	4.92%	100.00%	Monroe, MI	151	151
(3) Glendora Gardens	1983	1.99%	99.00%	Glendora, CA	105	104
Granada Gardens	1966	50.00%	50.00%	Warrensville Hts., OH	940	470
Hamptons	1969	50.00%	50.00%	Beachwood, OH	651	326
Hunter’s Hollow	1990	50.00%	50.00%	Strongsville, OH	208	104
Independence Place I	1973	50.00%	50.00%	Parma Hts., OH	202	101
Liberty Hills	1979-1986	50.00%	50.00%	Solon, OH	396	198
Met Lofts	2005	50.00%	50.00%	Los Angeles, CA	264	132
Midtown Towers	1969	63.00%	63.00%	Parma, OH	635	400
(3) Millender Center	1985	3.97%	100.00%	Detroit, MI	339	339
(3) Miramar Towers	1980	1.99%	100.00%	Los Angeles, CA	157	157

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Apartment Communities (continued)
^* Military Housing — Marines, Hawaii Increment II	2007-2010	10.00%	10.00%	Honolulu, HI	1,175	118
^* Military Housing — Navy, Hawaii Increment III	2007-2010	10.00%	10.00%	Honolulu, HI	2,519	252
^* Military Housing — Navy Midwest	2009	25.00%	25.00%	Chicago, IL	1,658	415
Newport Landing	2002-2005	50.00%	50.00%	Coventry, OH	336	168
Noble Towers	1979	50.00%	50.00%	Pittsburgh, PA	133	67
Nu Ken Tower (Citizen’s Plaza)	1981	8.84%	50.00%	New Kensington, PA	101	51
(3) Oceanpointe Towers	1980	1.99%	100.00%	Long Branch, NJ	151	151
^* Ohana Military Communities, Hawaii Increment I	2005-2008	10.00%	10.00%	Honolulu, HI	1,952	195
(3) Panorama Towers	1978	99.00%	99.00%	Los Angeles, CA	154	152
(3) Park Place Towers	1975	2.39%	100.00%	Mt. Clemens, MI	187	187
Parkwood Village	2001-2002	50.00%	50.00%	Brunswick, OH	204	102
Pebble Creek	1995-1996	50.00%	50.00%	Twinsburg, OH	148	74
(3) Perrytown	1973	4.92%	100.00%	Pittsburgh, PA	231	231
(3) Pine Grove Manor	1973	1.99%	100.00%	Muskegon Township, MI	172	172
^ Pine Ridge Valley	1967-1974, 2005-2007	50.00%	50.00%	Willoughby Hills, OH	1,309	655
(3) Potomac Heights Village	1981	1.99%	100.00%	Keyser, WV	141	141
Residences at University Park	2002	25.00%	40.00%	Cambridge, MA	135	54
(3) Riverside Towers	1977	2.96%	100.00%	Coshocton, OH	100	100
Settler’s Landing at Greentree	2001-2004	50.00%	50.00%	Streetsboro, OH	408	204
(3) Shippan Avenue	1980	100.00%	100.00%	Stamford, CT	148	148
St. Mary’s Villa	2002	35.22%	35.22%	Newark, NJ	360	127
^* Stratford Crossing	2007-2009	50.00%	50.00%	Wadsworth, OH	348	174
Surfside Towers	1970	50.00%	50.00%	Eastlake, OH	246	123
^* Sutton Landing	2007-2008	50.00%	50.00%	Brimfield, OH	216	108
Tamarac	1990-2001	50.00%	50.00%	Willoughby, OH	642	321
(3) The Springs	1981	1.99%	100.00%	La Mesa, CA	129	129
(3) Tower 43	2002	100.00%	100.00%	Kent, OH	101	101
(3) Towne Centre Place	1975	4.43%	100.00%	Ypsilanti, MI	170	170
Twin Lake Towers	1966	50.00%	50.00%	Denver, CO	254	127
* Uptown Oakland	2008	50.00%	50.00%	Oakland, CA	665	333
(3) Village Square	1978	100.00%	100.00%	Williamsville, NY	100	100
Westwood Reserve	2002	50.00%	50.00%	Tampa, FL	340	170
Woodgate/Evergreen Farms	2004-2006	33.00%	33.00%	Olmsted Township, OH	348	115
Worth Street	2003	50.00%	50.00%	Manhattan, NY	330	165
(3) Ziegler Place	1978	100.00%	100.00%	Livonia, MI	141	141

Unconsolidated Apartment Communities Subtotal					27,306	12,414

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Supported-Living Apartments
Classic Residence by Hyatt	1989	50.00%	50.00%	Teaneck, NJ	220	110
Classic Residence by Hyatt	1990	50.00%	50.00%	Chevy Chase, MD	339	170
Classic Residence by Hyatt	2000	50.00%	50.00%	Yonkers, NY	310	155
Sterling Glen of Glen Cove	2000	40.00%	50.00%	Glen Cove, NY	80	40
Sterling Glen of Great Neck	2000	40.00%	50.00%	Great Neck, NY	142	71

Unconsolidated Supported-Living Apartments Subtotal					1,091	546

Unconsolidated Apartments Total					28,397	12,960

Combined Apartments Total					41,487	25,609

Federally Subsidized Housing (Total of 10 Buildings)					1,765

Total Apartments at January 31, 2007					43,252

Total Apartments at January 31, 2006					38,440

CONDOMINIUMS

	Date of
	Opening/						Units Sold	Units Sold as
	Acquisition/	Legal	Pro-Rata		Total	Total Units	as of	of 1/31/07 at
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %	1/31/07	Pro-Rata %

Unconsolidated For Sale Condominiums
+ 1100 Wilshire	2006-2007	40.00%	40.00%	Los Angeles, CA	228	91	139	56
* Mercury	2007-2008	50.00%	50.00%	Los Angeles, CA	238	119	62	31
^* Central Station	1995-2009	25.00%	25.00%	Chicago, IL	2,140	535	571	143

Unconsolidated For Sale Condominiums Total					2,606	745	772	230

Total For Sale Condominiums at January 31, 2007					2,606

*	Property under construction as of January 31, 2007.

**	Expansion of property under construction as of January 31, 2007.

+	Property opened or acquired in 2006.

++	Expansion of property.

^	Property to open in phases.

(1)	Represents the Company’s share of a property’s profits and losses upon settlement of any preferred returns to which the Company or its partner(s) may be entitled.

(2)	Represents the Company’s share of a property’s profits and losses adjusted for any preferred returns to which the Company or its partner(s) may be entitled.

(3)	This property is reported on the equity method of accounting as the U.S. Department of Housing and Urban Development is the primary beneficiary of the property primarily due to the fact that they are either the lender on the mortgage or the guarantor of the mortgage.